                                                                    Exhibit 99.2


(METLIFE LOGO)

                                  FIRST QUARTER
                              FINANCIAL SUPPLEMENT
                                 MARCH 31, 2006

                                       1

(SNOOPY GRAPHIC)



PEANUTS (C) United Feature Syndicate, Inc.

                                                                  (METLIFE LOGO)

TABLE OF CONTENTS

HIGHLIGHTS
  CORPORATE OVERVIEW                                                                                                     2

METLIFE, INC
  Consolidated Balance Sheets                                                                                            3
  Consolidated Statements of Operating Earnings Available to Common Shareholders                                         4
  Consolidating Balance Sheet                                                                                            5
  Consolidating Statement of Operating Earnings Available to Common Shareholders                                         6


SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                                                   8

INSTITUTIONAL OPERATIONS
  Statements of Operating Earnings Available to Common Shareholders                                                      9
  Premiums, Fees and Other Revenues by Product and Additional Statistical Information                                   13
  Future Policy Benefits and Policyholder Account Balances and Separate Account Liabilities                             14
  Other Expenses by Major Category                                                                                      15
  Spreads by Product                                                                                                    16

INDIVIDUAL OPERATIONS
  Statements of Operating Earnings Available to Common Shareholders                                                     17
  Premiums and Deposits by Product                                                                                      22
  Additional Statistical Information                                                                                    23
  Future Policy Benefits and Policyholder Account Balances and Separate Account Liabilities                             24
  Insurance Expenses and Other Expenses by Major Category                                                               25
  Spreads by Product                                                                                                    26

AUTO & HOME OPERATIONS
  Statements of Operating Earnings Available to Common Shareholders                                                     27
  Written Premiums by Product and Selected Financial Information and Supplemental Data                                  31

INTERNATIONAL OPERATIONS
  Statement of Operating Earnings Available to Common Shareholders                                                      32

REINSURANCE OPERATIONS
  Statement of Operating Earnings Available to Common Shareholders                                                      33
  Pre-Tax and Pre-Minority Interest Operating Earnings by Region and Reserves by Region                                 34

CORPORATE, OTHER & ELIMINATIONS
  Statement of Operating Earnings Available to Common Shareholders                                                      35

METLIFE, INC
  Investment Results by Asset Category and Annualized Yields                                                            36
  Fixed Maturities and Equity Securities Gross Unrealized Gains and Losses Aging Schedules                              38
  Summary of Fixed Maturities Available for Sale by Sector and Quality Distribution, and Summary of Commercial
     Mortgage Loans by Region and Property Type                                                                         39
  Summary of Real Estate and Summary of Mortgages and Consumer Loans                                                    40


OTHER INFORMATION
  Company Ratings                                                                                                       41

NOTE:

THE QUARTERLY FINANCIAL SUPPLEMENT ("QFS") INCLUDES FINANCIAL MEASURES, OPERATING EARNINGS, OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS AND OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS PER DILUTED COMMON SHARE, THAT ARE NOT BASED ON GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP"). OPERATING EARNINGS IS DEFINED AS GAAP NET INCOME EXCLUDING NET INVESTMENT GAINS AND LOSSES, NET OF INCOME TAXES, ADJUSTMENTS RELATED TO NET INVESTMENT GAINS AND LOSSES, NET OF INCOME TAXES AND DISCONTINUED OPERATIONS OTHER THAN DISCONTINUED REAL ESTATE, NET OF INCOME TAXES. SCHEDULED SETTLEMENT PAYMENTS ON DERIVATIVE INSTRUMENTS NOT QUALIFYING FOR HEDGE ACCOUNTING TREATMENT ARE INCLUDED IN OPERATING EARNINGS. OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS IS DEFINED AS OPERATING EARNINGS LESS PREFERRED STOCK DIVIDENDS, WHICH ARE RECORDED IN CORPORATE & OTHER. OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS PER DILUTED COMMON SHARE IS CALCULATED BY DIVIDING OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY THE NUMBER OF WEIGHTED AVERAGE DILUTED COMMON SHARES OUTSTANDING FOR THE PERIOD INDICATED. METLIFE BELIEVES THESE MEASURES ENHANCE THE UNDERSTANDING AND COMPARABILITY OF ITS PERFORMANCE BY EXCLUDING NET INVESTMENT GAINS AND LOSSES, NET OF INCOME TAXES, AND ADJUSTMENTS RELATED TO NET INVESTMENT GAINS AND LOSSES, NET OF INCOME TAXES, BOTH OF WHICH CAN FLUCTUATE SIGNIFICANTLY FROM PERIOD TO PERIOD AND DISCONTINUED OPERATIONS OTHER THAN DISCONTINUED REAL ESTATE, NET OF INCOME TAXES, THEREBY HIGHLIGHTING THE RESULTS FROM OPERATIONS AND THE UNDERLYING PROFITABILITY DRIVERS OF THE BUSINESS. OPERATING EARNINGS, OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS AND OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS PER DILUTED COMMON SHARE SHOULD NOT BE VIEWED AS SUBSTITUTES FOR GAAP NET INCOME, GAAP NET INCOME AVAILABLE TO COMMON SHAREHOLDERS AND GAAP NET INCOME AVAILABLE TO COMMON SHAREHOLDERS PER DILUTED COMMON SHARE, RESPECTIVELY. RECONCILIATIONS OF OPERATING EARNINGS TO GAAP NET INCOME, OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS TO GAAP NET INCOME AVAILABLE TO COMMON SHAREHOLDERS AND OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS PER DILUTED COMMON SHARE TO GAAP NET INCOME AVAILABLE TO COMMON SHAREHOLDERS PER DILUTED COMMON SHARE, THE MOST DIRECTLY COMPARABLE GAAP MEASURES, ARE INCLUDED IN THE QFS AND IN METLIFE'S EARNINGS PRESS RELEASE DATED APRIL 27, 2006, FOR THE QUARTER ENDED MARCH 31, 2006, WHICH ARE AVAILABLE AT WWW.METLIFE.COM.

                                                                  (METLIFE LOGO)

CORPORATE OVERVIEW

Unaudited (Dollars and shares in millions, except per share data)

                                                                                     For the Three Months Ended
                                                                 -------------------------------------------------------------------
                                                                 March 31,    June 30,     September 30,    December 31,   March 31,
                                                                   2005         2005            2005            2005         2006
                                                                 -------------------------------------------------------------------
Net income                                                          $987       $2,245            $773            $709         $747
Preferred stock dividends                                              0            0              31              32           33
                                                                 -------------------------------------------------------------------
Net income available to common shareholders                          987        2,245             742             677          714
        Net investment gains (losses)                                (21)       2,225             (23)           (234)        (624)
        Minority interest - net investment gains (losses)             (9)          (2)             (1)              3           (2)
        Net investment gains (losses) tax benefit (provision)          9         (784)              9              85          220
                                                                 -------------------------------------------------------------------
Net investment gains (losses), net of income taxes (2) (3)           (21)       1,439             (15)           (146)        (406)
        Adjustments related to universal life and
          investment-type product policy fees                          0            0               0               0           (3)
        Adjustments related to policyholder benefits and
          dividends                                                   70          (86)            (55)             (9)         108
        Adjustments related to other expenses                        (15)          (9)              7              30           42
        Adjustments related to tax benefit (provision)               (19)          32              18              (9)         (52)
                                                                 -------------------------------------------------------------------
Adjustments related to net investment gains (losses), net of
  income taxes (4)                                                    36          (63)            (30)             12           95
Discontinued operations, net of income taxes                         150           (1)              7              12            0
                                                                 -------------------------------------------------------------------
Operating earnings available to common shareholders (1)             $822         $870(6)         $780(7)         $799       $1,025
                                                                 ===================================================================

Net income available to common shareholders per common share -
  diluted                                                          $1.33        $3.02           $0.97           $0.88        $0.93
Net investment gains (losses), net of income taxes                 (0.03)        1.94           (0.02)          (0.20)       (0.53)
Adjustments related to net investment gains (losses), net of
    income taxes                                                    0.05        (0.09)          (0.03)           0.02         0.13
Discontinued operations, net of income taxes                        0.20         0.00            0.01            0.02         0.00
                                                                 -------------------------------------------------------------------
Operating earnings available to common shareholders - diluted      $1.11        $1.17           $1.01           $1.04        $1.33
                                                                 ===================================================================

Weighted average common shares outstanding - diluted               739.6        743.1           768.7           769.0        768.8


Book value per common share (actual common shares outstanding)    $31.43       $35.60          $35.29          $35.72      $ 34.98
Book value per common share, excluding accumulated other
  comprehensive income (actual common shares outstanding)         $28.48       $31.41          $32.81          $33.20      $ 34.21


Book value per common share - diluted (weighted average common
  shares outstanding)                                             $31.15       $35.16          $34.75          $35.19       $34.50
Book value per common share, excluding accumulated other
  comprehensive income - diluted (weighted average common
  shares outstanding)                                             $28.23       $31.02          $32.32          $32.70       $33.73
                                                                 -------------------------------------------------------------------

                                                                                   For the Three Months Ended
                                                                --------------------------------------------------------------------
                                                                 March 31,     June 30,     September 30,    December 31,  March 31,
                                                                    2005         2005            2005            2005         2006
                                                                --------------------------------------------------------------------

Common shares outstanding, beginning of period                       732.5        733.1           733.9           757.1       757.5
Treasury stock                                                         0.6          0.8            23.2             0.4         0.7
                                                                --------------------------------------------------------------------
Common shares outstanding, end of period                             733.1        733.9           757.1           757.5       758.2

Weighted average common shares outstanding - basic                   734.0        736.5           759.8           761.1       762.0
Dilutive effect of stock options                                       5.6          6.4             8.6             7.7         6.5
Dilutive effect of LTPCP shares                                        0.0          0.2             0.3             0.2         0.3
                                                                --------------------------------------------------------------------
Weighted average common shares outstanding - diluted                 739.6        743.1           768.7           769.0       768.8
                                                                ====================================================================


Policyholder Trust Shares                                            315.4        310.9           307.8           298.8       294.0


SUPPLEMENTAL DATA

Adjusted long-term debt to total capital (5)                          24.2%        29.4%           28.3%           29.0%       28.5%
                                                                --------------------------------------------------------------------

(1) Presentation of operating earnings available to common shareholders throughout the QFS differs from other public filings with respect to discontinued operations and scheduled settlement payments on derivatives not qualifying for hedge accounting treatment. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards ("SFAS") No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Presentation of scheduled settlement payments on derivatives not qualifying for hedge accounting treatment in other public filings is in accordance with SFAS No.133, Accounting for Derivative Instruments and Hedging Activities.

(2) Net investment gains (losses), net of income taxes, excludes scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment of $16 million, $8 million, $17 million, $23 million and $25 million, for the three months ended March 31, 2005, June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006, respectively. For QFS purposes, these settlements are included in net investment income.

(3) Net investment gains (losses), net of income taxes, from real estate and real estate joint ventures includes discontinued operations of $12 million, $1,227 million, $30 million, $100 million and ($3) million, for the three months ended March 31, 2005, June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006, respectively.

(4) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(5) Adjusted long-term debt at March 31, 2005, June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006 consists of $6,657 million, $8,319 million, $8,297 million, $8,017 million and $8,027 million of long-term debt, respectively, $0, $2,134 million, $2,134 million, $2,134 million and $2,134 million of junior subordinated debt securities underlying common equity units, and $113 million, $115 million, $272 million, $1,073 million and $1,084 million of adjusted short-term debt, respectively. Non-recourse debt not included in adjusted long-term debt consists of $757 million, $985 million, $1,195 million, $1,871 million and $1,904 million, respectively. Non-core borrowings not included in adjusted short-term debt consist of $1,007 million, $1,864 million, $1,031 million, $536 million and $276 million, respectively. Total capital is defined as adjusted long-term debt, shares subject to mandatory redemption and stockholders' equity net of accumulated other comprehensive income.

(6) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes a $30 million benefit, net of income taxes ($0.04 per diluted common share), associated with the reduction of a previously established liability for settlement death benefits related to the Company's sales practices class action settlement recorded in 1999, an $18 million benefit, net of income taxes ($0.02 per diluted common share), associated with the reduction of a previously established liability related to the Company's demutualization in 2000, and an $8 million charge, net of income taxes ($0.01 per diluted common share), associated with an establishment of a liability associated with the Argentine pension business.

(7) Operating earnings available to common shareholders for the three months ended September 30, 2005 includes a $31 million benefit ($0.04 per diluted common share) from a revision of the estimate of income taxes for 2004.

                                                                  (METLIFE LOGO)

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

                                                                                As of
                                                     -----------------------------------------------------------
                                                      March 31,  June 30, September 30, December 31,  March 31,
 Unaudited (Dollars in millions)                         2005      2005        2005         2005         2006
----------------------------------------------------------------------------------------------------------------
 ASSETS
         Fixed maturities, at fair value              $182,267    $184,830    $232,041    $230,875    $240,711
         Equity securities, at fair value                2,463       2,531       3,058       3,338       3,356
         Mortgage and consumer loans                    31,977      33,586      36,094      37,190      37,351
         Policy loans                                    8,953       8,975       9,841       9,981       9,987
         Real estate and real estate joint ventures      4,377       3,998       4,705       4,665       4,700
         Other limited partnership interests             3,051       3,383       4,345       4,276       4,514
         Short-term investments                          2,550       2,169       4,481       3,306       3,368
         Other invested assets                           5,331       6,452       7,877       8,078       8,386
                                                     -----------------------------------------------------------
   TOTAL INVESTMENTS                                   240,969     245,924     302,442     301,709     312,373

   Cash and cash equivalents                             3,920      13,601       6,950       4,018       5,144
   Accrued investment income                             2,433       2,450       3,299       3,036       3,145
   Premiums and other receivables                        7,514       7,821      14,391      12,186      12,731
   Deferred policy acquisition costs                    14,789      14,865      19,211      19,641      20,245
   Assets of subsidiaries held-for-sale                     32          33           0           0           0
   Goodwill                                                612         614       4,564       4,797       4,797
   Other assets                                          6,634       6,758       8,017       8,389       8,145
   Separate account assets                              85,786      89,459     124,044     127,869     132,522
                                                     -----------------------------------------------------------
 TOTAL ASSETS                                         $362,689    $381,525    $482,918    $481,645    $499,102
                                                     ===========================================================
LIABILITIES AND EQUITY LIABILITIES
----------------------------------
         Future policy benefits                       $100,624    $103,175    $121,591    $123,204    $122,748
         Policyholder account balances                  88,826      90,080     127,431     128,312     129,860
         Other policyholder funds                        7,523       7,650       8,521       8,331       8,620
         Policyholder dividends payable                    896         939         978         917         918
         Policyholder dividend obligation                1,737       2,477       1,735       1,607         814
         Short-term debt                                 1,120       1,979       1,303       1,414       1,360
         Long-term debt                                  7,430       9,389       9,576       9,888       9,932
         Junior subordinated debt securities
           underlying common equity units                    0       2,134       2,134       2,134       2,134
         Shares subject to mandatory redemption            278         278         278         278         278
         Liabilities of subsidiaries held-for-sale          27          28           0           0           0
         Current income tax payable                         31         635          97          69          88
         Deferred income tax payable                     2,414       3,201       1,456       1,706       1,199
         Payables for collateral under securities
           loaned and other transactions                31,713      31,632      40,127      34,515      47,059
         Other liabilities                              11,246      10,298      14,890      12,300      13,003
         Separate account liabilities                   85,786      89,459     124,044     127,869     132,522
                                                     -----------------------------------------------------------
   TOTAL LIABILITIES                                   339,651     353,354     454,161     452,544     470,535
                                                     -----------------------------------------------------------

   EQUITY
   -------
         Preferred stock, at par value                       0           1           1           1           1
         Common stock, at par value                          8           8           8           8           8
         Additional paid-in capital                     15,043      16,974      17,273      17,274      17,327
         Retained earnings                               7,595       9,841      10,582      10,865      11,579
         Treasury stock                                 (1,764)     (1,733)       (981)       (959)       (938)
         Accumulated other comprehensive income          2,156       3,080       1,874       1,912         590
                                                     -----------------------------------------------------------
   TOTAL STOCKHOLDERS' EQUITY                           23,038      28,171      28,757      29,101      28,567
                                                     -----------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY            $362,689    $381,525    $482,918    $481,645    $499,102
                                                     ===========================================================

                                                                  (METLIFE LOGO)

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS


                                                                                    For the Three Months Ended
                                                                   -------------------------------------------------------------
                                                                   March 31,   June 30,   September 30, December 31,  March 31,
Unaudited (Dollars in millions)                                       2005       2005          2005         2005        2006
--------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                             $5,966     $6,034        $6,514        $6,346     $6,428
Universal life and investment-type product policy fees                  791        813         1,112         1,112      1,178
Investment income, net                                                3,279      3,508         4,112         4,167      4,278
Other revenues                                                          299        301           348           323        328
                                                                   -------------------------------------------------------------
                                                                     10,335     10,656        12,086        11,948     12,212
                                                                   -------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends                                   6,411      6,589         7,208         6,897      6,934
Interest credited to policyholder account balances                      795        820         1,156         1,167      1,220
Interest credited to bank deposits                                       17         25            30            37         43
Interest expense                                                        119        125           183           185        198
Other expenses                                                        1,811      1,844         2,408         2,487      2,297
                                                                   -------------------------------------------------------------
                                                                      9,153      9,403        10,985        10,773     10,692
                                                                   -------------------------------------------------------------
Operating earnings before provision (benefit) for
  income taxes                                                        1,182      1,253         1,101         1,175      1,520
Provision for income taxes                                              360        383           290           344        462
                                                                   -------------------------------------------------------------
Operating earnings                                                      822        870           811           831      1,058
Preferred stock dividends                                                 0          0            31            32         33
                                                                   -------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                    $822       $870 (2)      $780 (3)      $799     $1,025
                                                                   =============================================================

NET INCOME RECONCILIATION
--------------------------
Operating earnings available to common shareholders                    $822       $870          $780          $799     $1,025
    Net investment gains (losses)                                       (21)     2,225           (23)         (234)      (624)
    Minority interest - net investment gains (losses)                    (9)        (2)           (1)            3         (2)
    Net investment gains (losses) tax benefit (provision)                 9       (784)            9            85        220
                                                                   -------------------------------------------------------------
Net investment gains (losses), net of income taxes                      (21)     1,439           (15)         (146)      (406)
    Adjustments related to universal life and investment-type
      product policy fees                                                 0          0             0             0         (3)
    Adjustments related to policyholder benefits and dividends           70        (86)          (55)           (9)       108
    Adjustments related to other expenses                               (15)        (9)            7            30         42
    Adjustments related to tax benefit (provision)                      (19)        32            18            (9)       (52)
                                                                   -------------------------------------------------------------
Adjustments related to net investment gains (losses),
  net of income taxes (1)                                                36        (63)          (30)           12         95
Discontinued operations, net of income taxes                            150         (1)            7            12          0
                                                                   -------------------------------------------------------------
Net income available to common shareholders                             987      2,245           742           677        714
Preferred stock dividends                                                 0          0            31            32         33
                                                                   -------------------------------------------------------------
Net income                                                             $987     $2,245          $773          $709       $747
                                                                   =============================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(2) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes a $30 million benefit, net of income taxes, associated with the reduction of a previously established liability for settlement death benefits related to the Company's sales practices class action settlement recorded in 1999, an $18 million benefit, net of income taxes, associated with the reduction of a previously established liability related to the Company's demutualization in 2000, and an $8 million charge, net of income taxes, associated with an establishment of a liability associated with the Argentine pension business.

(3) Operating earnings available to common shareholders for the three months ended September 30, 2005 includes a $31 million benefit from a revision of the estimate of income taxes for 2004.

                                                                  (METLIFE LOGO)

METLIFE, INC.
CONSOLIDATING BALANCE SHEET
AT MARCH 31, 2006

                                                                                                                    Corporate, Other
Unaudited (Dollars in millions)       Consolidated Institutional Individual Auto & Home  International  Reinsurance  & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Total investments                        $312,373     $129,837     $123,916       $3,821      $13,972      $11,765     $29,062
Cash and cash equivalents                   5,144          331        1,196          (87)        (125)         346       3,483
Accrued investment income                   3,145        1,086        1,247           61          178           79         494
Premiums and other receivables             12,731        3,494        2,947          902          809        1,130       3,449
Deferred policy acquisition costs          20,245        1,308       13,920          180        1,927        2,894          16
Assets of subsidiaries held-for-sale            0            0            0            0            0            0           0
Goodwill                                    4,797          956        2,902          157          286           96         400
Other assets                                8,145        1,911        3,300          373          323           73       2,165
Separate account assets                   132,522       44,962       85,630            0        1,915           15           0
                                      ----------------------------------------------------------------------------------------------
    Total Assets                         $499,102     $183,885     $235,058       $5,407      $19,285      $16,398     $39,069
                                      ==============================================================================================

LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits                   $122,748      $48,361      $55,845       $3,423       $7,138       $4,606      $3,375
Policyholder account balances             129,860       55,691       58,677            0        5,263        5,675       4,554
Other policyholder funds                    8,620        2,779        2,747           26        1,113        1,775         180
Policyholder dividends payable                918            0          918            0            0            0           0
Policyholder dividend obligation              814            0          814            0            0            0           0
Short-term debt                             1,360            0            2            0            0            0       1,358
Long-term debt                              9,932           21          161            0           52          800       8,898
Junior subordinated debt
  securities underlying common
  equity units                              2,134            0            0            0            0            0       2,134
Shares subject to mandatory
  redemption                                  278            0            0            0            0          159         119
Liabilities of subsidiaries
  held-for-sale                                 0            0            0            0            0            0           0
Current income tax payable                     88          152         (190)         (10)         (60)          52         144
Deferred income tax payable                 1,199       (1,333)       1,661           20           91          811         (51)
Payables for collateral under
  securities loaned and other
  transactions                             47,059       21,238       16,641          112            0            0       9,068
Other liabilities                          13,003        2,834        2,885          690          957        1,380       4,257
Separate account liabilities              132,522       44,962       85,630            0        1,915           15           0
                                      ----------------------------------------------------------------------------------------------
    Total Liabilities                     470,535      174,705      225,791        4,261       16,469       15,273      34,036
                                      ----------------------------------------------------------------------------------------------

EQUITY
Preferred stock, at par value                   1            0            0            0            0            0           1
Common stock, at par value                      8            0            0            0            0            0           8
Allocated equity (1)                       28,906        8,829        9,302        1,033        2,542          945       6,255
Treasury stock                               (938)           0            0            0            0            0        (938)
Accumulated other comprehensive
  income                                      590          351          (35)         113          274          180        (293)
                                      ----------------------------------------------------------------------------------------------
    Total Stockholders' Equity             28,567        9,180        9,267        1,146        2,816        1,125       5,033
                                      ----------------------------------------------------------------------------------------------

Total Liabilities and
  Stockholders' Equity                   $499,102     $183,885     $235,058       $5,407      $19,285      $16,398     $39,069
                                      ==============================================================================================

(1)  Allocated equity includes additional paid-in capital and retained earnings.

                                                                  (METLIFE LOGO)

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS FOR THE THREE MONTHS ENDED MARCH 31, 2006

                                                                                                                   Corporate, Other
Unaudited (Dollars in millions)   Consolidated  Institutional  Individual  Auto & Home  International  Reinsurance  & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                               $6,428       $2,989       $1,082         $724         $631         $993           $9
Universal life and
  investment-type product
  policy fees                           1,178          201          793            0          184            0            0
Investment income, net                  4,278        1,787        1,741           45          235          174          296
Other revenues                            328          170          125            7            4           15            7
                                  --------------------------------------------------------------------------------------------------
                                       12,212        5,147        3,741          776        1,054        1,182          312
                                  --------------------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and
  dividends                             6,934        3,389        1,745          453          527          813            7
Interest credited to
  policyholder account balances         1,220          594          476            0           87           63            0
Capitalization of deferred
  policy acquisition costs               (883)         (81)        (370)        (105)        (151)        (176)           0
Amortization of deferred policy
  acquisition costs                       644           35          302          111           82          114            0
Other expenses                          2,777          579          964          195          396          332          311
                                  --------------------------------------------------------------------------------------------------
                                       10,692        4,516        3,117          654          941        1,146          318
                                  --------------------------------------------------------------------------------------------------

Operating earnings before
  provision (benefit) for
  income taxes                          1,520          631          624          122          113           36           (6)
Provision (benefit) for income
  taxes                                   462          215          216           29           38           12          (48)
                                  --------------------------------------------------------------------------------------------------
Operating earnings                      1,058          416          408           93           75           24           42
Preferred stock dividends                  33            0            0            0            0            0           33
                                  --------------------------------------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO
  COMMON SHAREHOLDERS                  $1,025         $416         $408          $93          $75          $24           $9
                                  ==================================================================================================

NET INCOME RECONCILIATION
----------------------------
Operating earnings available to
  common shareholders                  $1,025         $416         $408          $93          $75          $24           $9
    Net investment gains (losses)        (624)        (339)        (265)           1           20            8          (49)
    Minority interest - net
      investment gains (losses)            (2)           0            0            0            0           (2)           0
    Net investment gains
      (losses) tax benefit
      (provision)                         220          120           95           (3)          (6)          (2)          16
                                  --------------------------------------------------------------------------------------------------
Net investment gains (losses),
  net of income taxes                    (406)        (219)        (170)          (2)          14            4          (33)
    Adjustments related to
      universal life and
      investment-type product
      policy fees                          (3)           0           (3)           0            0            0            0
    Adjustments related to
      policyholder benefits and
      dividends                           108           25           61            0           22            0            0
    Adjustments related to other
      expenses                             42            0           45            0            0           (3)           0
    Adjustments related to tax
      benefit (provision)                 (52)          (9)         (37)           0           (7)           1            0
                                  --------------------------------------------------------------------------------------------------
Adjustments related to net
  investment gains (losses),
  net of income taxes (1)                  95           16           66            0           15           (2)           0
Discontinued operations,
  net of income taxes                       0            0            0            0            0            0            0
                                  --------------------------------------------------------------------------------------------------
Net income available to common
  shareholders                            714          213          304           91          104           26          (24)
Preferred stock dividends                  33            0            0            0            0            0           33
                                  --------------------------------------------------------------------------------------------------
Net income                               $747         $213         $304          $91         $104          $26           $9
                                  ==================================================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS FOR THE THREE MONTHS ENDED MARCH 31, 2005


                                                                                                                    Corporate, Other
Unaudited (Dollars in millions)    Consolidated  Institutional  Individual  Auto & Home  International Reinsurance  & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                               $5,966        $2,844        $1,028          $728          $466          $903           ($3)
Universal life and
  investment-type product
  policy fees                             791           193           479             0           119             0             0
Investment income, net                  3,279         1,248         1,538            43           149           150           151
Other revenues                            299           161           112             9             3            11             3
                                   -------------------------------------------------------------------------------------------------
                                       10,335         4,446         3,157           780           737         1,064           151
                                   -------------------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and
  dividends                             6,411         3,146         1,636           478           410           739             2
Interest credited to
  policyholder account balances           795           301           392             0            47            56            (1)
Capitalization of deferred
  policy acquisition costs               (767)          (64)         (254)         (103)         (125)         (221)            0
Amortization of deferred
  policy acquisition costs                528            35           182           111            56           142             2
Other expenses                          2,186           539           720           191           244           310           182
                                   -------------------------------------------------------------------------------------------------
                                        9,153         3,957         2,676           677           632         1,026           185
                                   -------------------------------------------------------------------------------------------------

Operating earnings before
  provision (benefit) for
  income taxes                          1,182           489           481           103           105            38           (34)
Provision (benefit) for income
  taxes                                   360           165           160            27            37            13           (42)
                                   -------------------------------------------------------------------------------------------------
Operating earnings                        822           324           321            76            68            25             8
Preferred stock dividends                   0             0             0             0             0             0             0
                                   -------------------------------------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE
TO COMMON SHAREHOLDERS                   $822          $324          $321           $76           $68           $25            $8
                                   =================================================================================================

NET INCOME RECONCILIATION
---------------------------
Operating earnings available to
  common shareholders                    $822          $324          $321           $76           $68           $25            $8

    Net investment gains
      (losses)                            (21)            5            59             0             0            28          (113)
    Minority interest - net
      investment gains (losses)            (9)            0            (4)            0             0            (5)            0
    Net investment gains
      (losses) tax benefit
      (provision)                           9            (3)          (23)            0             0            (8)           43
                                   -------------------------------------------------------------------------------------------------
Net investment gains (losses),
  net of income taxes                     (21)            2            32             0             0            15           (70)
    Adjustments related to
      universal life and
      investment-type product
      policy fees                           0             0             0             0             0             0             0
    Adjustments related to
      policyholder benefits and
      dividends                            70            35            21             0            14             0             0
    Adjustments related to other
      expenses                            (15)            0             2             0             0           (17)            0
    Adjustments related to tax
      benefit (provision)                 (19)          (12)           (8)            0            (5)            6             0
                                   -------------------------------------------------------------------------------------------------
Adjustments related to net
  investment gains (losses),
  net of income taxes (1)                  36            23            15             0             9           (11)            0
Discontinued operations, net
  of income taxes                         150             0             0             0            (1)            0           151
                                   -------------------------------------------------------------------------------------------------
Net income available to common
  shareholders                            987           349           368            76            76            29            89
Preferred stock dividends                   0             0             0             0             0             0             0
                                   -------------------------------------------------------------------------------------------------
Net income                               $987          $349          $368           $76           $76           $29           $89
                                   =================================================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)



                                                             For the Three Months Ended
                                         ------------------------------------------------------------------------
                                         March 31,    June 30,      September 30,      December 31,    March 31,
Unaudited (Dollars in millions)             2005        2005             2005              2005           2006
-----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL OPERATIONS                 $324          $346             $386              $389           $416

INDIVIDUAL OPERATIONS                     321           291              331               314            408

AUTO & HOME OPERATIONS                     76           101              (26)               81             93

INTERNATIONAL OPERATIONS                   68            51               66                48             75

REINSURANCE OPERATIONS                     25             4               26                31             24

CORPORATE, OTHER & ELIMINATIONS             8            77               (3)              (64)             9
                                         ------------------------------------------------------------------------
CONSOLIDATED                             $822          $870 (2)         $780 (3)          $799         $1,025
                                         ========================================================================

(1) A reconciliation of operating earnings available to common shareholders to net income for each segment appears in this QFS as follows: (i) Institutional Operations, page 9; (ii) Individual Operations, page 17;
     (iii) Auto & Home Operations, page 27; (iv) International Operations, page 32; (v) Reinsurance Operations, page 33; and Corporate, Other & Eliminations, page 35. A reconciliation of operating earnings available to common shareholders to net income for MetLife, Inc., Consolidated, appears on page 4.

(2) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes a $30 million benefit, net of income taxes, associated with the reduction of a previously established liability for settlement death benefits related to the Company's sales practices class action settlement recorded in 1999, an $18 million benefit, net of income taxes, associated with the reduction of a previously established liability related to the Company's demutualization in 2000, and an $8 million charge, net of income taxes, associated with an establishment of a liability associated with the Argentine pension business.

(3) Operating earnings available to common shareholders for the three months ended September 30, 2005 includes a $31 million benefit from a revision of the estimate of income taxes for 2004.

                                                                  (METLIFE LOGO)



INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - TOTAL UNAUDITED (DOLLARS IN MILLIONS)

                                                                                    For the Three Months Ended
                                                                --------------------------------------------------------------------
                                                                March 31,       June 30,    September 30,   December 31,   March 31,
Institutional Operations                                           2005           2005           2005           2005          2006
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                         $2,844         $2,834         $3,066         $2,643         $2,989
Universal life and investment-type product policy fees              193            185            197            197            201
Investment income, net                                            1,248          1,364          1,707          1,732          1,787
Other revenues                                                      161            163            163            166            170
                                                                --------------------------------------------------------------------
                                                                  4,446          4,546          5,133          4,738          5,147
                                                                --------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                               3,146          3,159          3,455          3,025          3,389
Interest credited to policyholder account balances                  301            326            508            530            594
Other expenses                                                      510            537            587            595            533
                                                                --------------------------------------------------------------------
                                                                  3,957          4,022          4,550          4,150          4,516
                                                                --------------------------------------------------------------------

Operating earnings before provision (benefit) for income
    taxes                                                           489            524            583            588            631
Provision (benefit) for income taxes                                165            178            197            199            215
                                                                --------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                $324           $346           $386           $389           $416
                                                                ====================================================================

NET INCOME RECONCILIATION
---------------------------------------------------------
Operating earnings available to common shareholders                $324           $346           $386           $389           $416
       Net investment gains (losses)                                  5            415            (97)          (156)          (339)
       Minority interest - net investment gains (losses)              0              0              0              0              0
       Net investment gains (losses) tax benefit
           (provision)                                               (3)          (147)            36             59            120
                                                                --------------------------------------------------------------------
Net investment gains (losses), net of income taxes                    2            268            (61)           (97)          (219)
       Adjustments related to universal life and
           investment-type product policy fees                        0              0              0              0              0
       Adjustments related to policyholder benefits
           and dividends                                             35            (37)            28            (18)            25
       Adjustments related to other expenses                          0              0              0              0              0
       Adjustments related tax benefit (provision)                  (12)            13            (10)             6             (9)
                                                                --------------------------------------------------------------------
Adjustments related to net investment gains (losses), net
    of income taxes (1)                                              23            (24)            18            (12)            16
Discontinued operations, net of income taxes                          0              0              0              0              0
                                                                --------------------------------------------------------------------
Net income available to common shareholders                         349            590            343            280            213
Preferred stock dividends                                             0              0              0              0              0
                                                                --------------------------------------------------------------------
Net income                                                         $349           $590           $343           $280           $213
                                                                --------------------------------------------------------------------

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                  For the Three Months Ended
                                                                --------------------------------------------------------------------
                                                                March 31,       June 30,    September 30,  December 31,    March 31,
Group Life                                                         2005           2005           2005          2005           2006
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                         $1,364         $1,435         $1,485        $1,359         $1,551
Universal life and investment-type product policy fees              187            180            192           194            195
Investment income, net                                              271            281            296           296            303
Other revenues                                                       13             14             11            10             15
                                                                --------------------------------------------------------------------
                                                                  1,835          1,910          1,984         1,859          2,064
                                                                --------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                               1,444          1,519          1,542         1,398          1,636
Interest credited to policyholder account balances                   99            105            119           125            134
Other expenses                                                      146            159            168           157            155
                                                                --------------------------------------------------------------------
                                                                  1,689          1,783          1,829         1,680          1,925
                                                                --------------------------------------------------------------------

Operating earnings before provision (benefit) for
    income taxes                                                    146            127            155           179            139
Provision (benefit) for income taxes                                 49             44             53            61             48
                                                                --------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                 $97            $83           $102          $118            $91
                                                                ====================================================================

Net investment gains (losses), net of income taxes                   (9)            (1)             7           (38)            (2)
Adjustments related to net investment gains (losses), net
    of income taxes                                                   0              0              4             1              1
Discontinued operations, net of income taxes                          0              0              0             0              0
                                                                --------------------------------------------------------------------
Net income available to common shareholders                          88             82            113            81             90
Preferred stock dividends                                             0              0              0             0              0
                                                                --------------------------------------------------------------------
Net income                                                          $88            $82           $113           $81            $90
                                                                --------------------------------------------------------------------

                                                                  (METLIFE LOGO)

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                   For the Three Months Ended
                                                                --------------------------------------------------------------------
                                                                March 31,      June 30,    September 30,   December 31,    March 31,
Retirement & Savings                                               2005          2005           2005           2005           2006
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                           $496          $384           $557           $234           $334
Universal life and investment-type product policy fees                6             5              5              3              6
Investment income, net                                              846           926          1,255          1,273          1,325
Other revenues                                                       59            59             63             67             62
                                                                --------------------------------------------------------------------
                                                                  1,407         1,374          1,880          1,577          1,727
                                                                --------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                 864           751          1,041            743            774
Interest credited to policyholder account balances                  202           221            389            405            460
Other expenses                                                       93            87            126            113             98
                                                                --------------------------------------------------------------------
                                                                  1,159         1,059          1,556          1,261          1,332
                                                                --------------------------------------------------------------------

Operating earnings before provision (benefit) for income
    taxes                                                           248           315            324            316            395
Provision (benefit) for income taxes                                 83           106            108            106            134
                                                                --------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                $165          $209           $216           $210           $261
                                                                ====================================================================


Net investment gains (losses), net of income taxes                   12           231            (45)           (61)          (168)
Adjustments related to net investment gains (losses), net
    of income taxes                                                  11           (10)             7             (2)            (7)
Discontinued operations, net of income taxes                          0             0              0              0              0
                                                                --------------------------------------------------------------------
Net income available to common shareholders                         188           430            178            147             86
Preferred stock dividends                                             0             0              0              0              0
                                                                --------------------------------------------------------------------
Net income                                                         $188          $430           $178           $147            $86
                                                                --------------------------------------------------------------------

                                                                  (METLIFE LOGO)

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                    For the Three Months Ended
                                                                --------------------------------------------------------------------
                                                                March 31,       June 30,    September 30,   December 31,   March 31,
Non-Medical Health & Other                                         2005           2005           2005           2005          2006
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                           $984         $1,015         $1,024         $1,050         $1,104
Universal life and investment-type product policy fees                0              0              0              0              0
Investment income, net                                              131            157            156            163            159
Other revenues                                                       89             90             89             89             93
                                                                --------------------------------------------------------------------
                                                                  1,204          1,262          1,269          1,302          1,356
                                                                --------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                 838            889            872            884            979
Interest credited to policyholder account balances                    0              0              0              0              0
Other expenses                                                      271            291            293            325            280
                                                                --------------------------------------------------------------------
                                                                  1,109          1,180          1,165          1,209          1,259
                                                                --------------------------------------------------------------------

Operating earnings before provision (benefit) for income
    taxes                                                            95             82            104             93             97
Provision (benefit) for income taxes                                 33             28             36             32             33
                                                                --------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                 $62            $54            $68            $61            $64
                                                                ====================================================================


Net investment gains (losses), net of income taxes                   (1)            38            (23)             2            (49)
Adjustments related to net investment gains (losses), net
    of income taxes                                                  12            (14)             7            (11)            22
Discontinued operations, net of income taxes                          0              0              0              0              0
                                                                --------------------------------------------------------------------
Net income available to common shareholders                          73             78             52             52             37
Preferred stock dividends                                             0              0              0              0              0
                                                                --------------------------------------------------------------------
Net income                                                          $73            $78            $52            $52            $37
                                                                --------------------------------------------------------------------

                                                                  (METLIFE LOGO)

INSTITUTIONAL OPERATIONS
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT
AND ADDITIONAL STATISTICAL INFORMATION

                                                                                  For the Three Months Ended
                                                               -----------------------------------------------------------------
                                                               March 31,      June 30,   September 30,  December 31,   March 31,
Unaudited (Dollars in millions)                                   2005          2005          2005          2005          2006
--------------------------------------------------------------------------------------------------------------------------------
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT (1)

Group Life                                                      $1,564        $1,629        $1,688        $1,563        $1,761
Retirement & Savings                                               561           448           625           304           402
Non-Medical Health & Other                                       1,073         1,105         1,113         1,139         1,197
                                                               -----------------------------------------------------------------
Total Premiums, Fees and Other Revenues                         $3,198        $3,182        $3,426        $3,006        $3,360
                                                               =================================================================

Group Disability (Included in Non-Medical Health & Other)         $320          $331          $325          $335          $347


ADDITIONAL STATISTICAL INFORMATION

INCURRED LOSS RATIO (MORTALITY EXPERIENCE):
        Term Life                                                 94.2%         94.7%         91.5%         89.3%         94.2%

INCURRED LOSS RATIO (MORBIDITY EXPERIENCE):
        Group Disability                                          89.5%         83.5%         95.0%         91.1%         90.7%


NUMBER OF SALES REPRESENTATIVES                                    783           778           787           761           745
                                                               -----------------------------------------------------------------


(1) With respect to premiums, fees and other revenues, certain experience rating refunds and changes to premium stabilization reserves are included in premiums and fees. The following table excludes these amounts:


Group Life                                                      $1,648        $1,633        $1,699        $1,655        $1,828
Retirement & Savings                                               561           448           625           304           402
Non-Medical Health & Other                                       1,080         1,104         1,116         1,146         1,197
                                                               -----------------------------------------------------------------
Total Premiums, Fees and Other Revenues                         $3,289        $3,185        $3,440        $3,105        $3,427
                                                               -----------------------------------------------------------------

                                                                  (METLIFE LOGO)

INSTITUTIONAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND
SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

                                                                    For the Three Months Ended
                                        -------------------------------------------------------------------------------------
                                        March 31,          June 30,       September 30,         December 31,       March 31,
Group Life                                 2005              2005              2005                 2005              2006
-----------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period            $15,200           $15,354           $15,449              $16,290           $16,400
Premiums and deposits                     2,744             2,921             2,921                2,681             3,372
Interest on reserves                        137               144               159                  166               176
Surrenders and withdrawals               (1,159)           (1,324)           (1,263)              (1,180)           (1,196)
Benefits and reserves                    (1,444)           (1,519)           (1,295)              (1,397)           (1,623)
Other                                      (124)             (127)              319(1)              (160)             (178)
                                        -------------------------------------------------------------------------------------
Balance, end of period                  $15,354           $15,449           $16,290              $16,400           $16,951
                                        -------------------------------------------------------------------------------------

                                                                    For the Three Months Ended
                                        -------------------------------------------------------------------------------------
                                        March 31,          June 30,       September 30,         December 31,       March 31,
Retirement & Savings                       2005              2005              2005                 2005              2006
-----------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period            $47,758           $49,233           $51,020              $77,933           $78,405
Premiums and deposits                     2,750             2,122             2,751                3,282             3,819
Interest on reserves                        630               650               933                  937               986
Surrenders and withdrawals                 (876)           (1,786)           (2,604)              (2,378)           (2,851)
Benefits and reserves                      (501)             (508)             (671)                (655)             (679)
Other                                      (528)            1,309            26,504(1)              (714)           (1,428)
                                        -------------------------------------------------------------------------------------
Balance, end of period                  $49,233           $51,020           $77,933              $78,405           $78,252
                                        -------------------------------------------------------------------------------------

                                                                    For the Three Months Ended
                                        -------------------------------------------------------------------------------------
                                        March 31,          June 30,       September 30,         December 31,       March 31,
Non-Medical Health & Other                 2005              2005              2005                 2005              2006
-----------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period             $7,563            $7,721            $7,968               $8,321            $8,556
Premiums and deposits                       952               978               996                1,023             1,066
Interest on reserves                         65                66                74                   76                78
Surrenders and withdrawals                   19                23                21                   20                20
Benefits and reserves                      (850)             (880)             (917)                (915)             (991)
Other                                       (28)               60               179(1)                31               120
                                        -------------------------------------------------------------------------------------
Balance, end of period                   $7,721            $7,968            $8,321               $8,556            $8,849
                                        -------------------------------------------------------------------------------------

SEPARATE ACCOUNT LIABILITIES


                                                                    For the Three Months Ended
                                        -------------------------------------------------------------------------------------
                                        March 31,          June 30,       September 30,         December 31,       March 31,
Group Life                                 2005              2005              2005                 2005              2006
-----------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period             $8,192            $7,976            $8,050               $9,931           $10,539
Premiums and deposits                       114               120               232                  706               189
Investment performance                      168                40               219                   29               329
Surrenders and withdrawals                 (498)              (86)             (108)                (121)             (101)
Policy charges                                0                 0                (7)                  (7)               (7)
Other                                         0                 0             1,545(1)                 1                 0
                                        -------------------------------------------------------------------------------------
Balance, end of period                   $7,976            $8,050            $9,931              $10,539           $10,949
                                        -------------------------------------------------------------------------------------


                                                                    For the Three Months Ended
                                        -------------------------------------------------------------------------------------
                                        March 31,          June 30,       September 30,         December 31,       March 31,
Retirement & Savings                       2005              2005              2005                 2005              2006
-----------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period            $32,055           $30,654           $32,105              $34,508           $34,374
Premiums and deposits                     1,587               965             1,108                1,204             1,345
Investment performance                   (1,141)            1,890               538                  527               550
Surrenders and withdrawals               (1,827)           (1,351)           (2,029)              (1,775)           (2,592)
Policy charges                              (25)              (26)              (23)                 (30)              (25)
Other                                         5               (27)            2,809 (1)              (60)                1
                                        -------------------------------------------------------------------------------------
Balance, end of period                  $30,654           $32,105           $34,508              $34,374           $33,653
                                        -------------------------------------------------------------------------------------


                                                                    For the Three Months Ended
                                        -------------------------------------------------------------------------------------
                                        March 31,          June 30,       September 30,         December 31,       March 31,
Non-Medical Health & Other                 2005              2005              2005                 2005              2006
-----------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period               $214              $243              $276                 $298              $326
Premiums and deposits                        88                85                81                   78                90
Investment performance                     (108)              191                66                  (34)               90
Surrenders and withdrawals                  (19)              (23)              (21)                 (19)              (20)
Policy charges                              (17)              (18)              (18)                 (15)              (14)
Other                                        85              (202)              (86)                  18              (112)
                                        -------------------------------------------------------------------------------------
Balance, end of period                     $243              $276              $298                 $326              $360
                                        -------------------------------------------------------------------------------------

(1) Includes the beginning balances of Travelers of $771 million, $27,661 million and $347 million for Group Life, Retirement & Savings and Non-Medical Health & Other, respectively, in Future Policy Benefits and Policyholder Account Balances and $1,545 million and $2,428 million for Group Life and Retirement & Savings, respectively, in Separate Account Liabilities.

                                                                  (METLIFE LOGO)

INSTITUTIONAL OPERATIONS
OTHER EXPENSES BY MAJOR CATEGORY


                                                                                 For the Three Months Ended
                                                           -------------------------------------------------------------------------
                                                           March 31,        June 30,     September 30,    December 31,     March 31,
Unaudited (Dollars in millions)                               2005            2005            2005            2005            2006
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES BY MAJOR CATEGORY
Direct and allocated expenses                                 $380            $396            $417            $431            $361
Pension and other post-retirement benefit costs                 20              18              19              19              21
Premium taxes and other taxes, licenses and fees                32              41              46              53              50
                                                           -------------------------------------------------------------------------

Sub-total Insurance Expenses                                   432             455             482             503             432

Commissions and other expenses                                  78              82             105              92             101
                                                           -------------------------------------------------------------------------

Total Other Expenses                                          $510            $537            $587            $595            $533
                                                           -------------------------------------------------------------------------

                                                                  (METLIFE LOGO)

INSTITUTIONAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED

                                                                      For the Three Months Ended
                                            ---------------------------------------------------------------------------------
                                            March 31,          June 30,       September 30,      December 31,       March 31,
Group Life                                     2005              2005              2005              2005              2006
-----------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
         SPREADS BY SEGMENT (%)
Investment income yield                        5.68%             5.86%             5.89%             5.98%             6.07%
Average crediting rate                         3.65%             3.78%             3.92%             4.07%             4.40%
                                            ---------------------------------------------------------------------------------
         Spread                                2.03%             2.08%             1.97%             1.91%             1.67%
                                            ---------------------------------------------------------------------------------


                                                                       For the Three Months Ended
                                            ----------------------------------------------------------------------------------
                                            March 31,          June 30,       September 30,      December 31,       March 31,
Retirement & Savings                           2005              2005              2005              2005              2006
------------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
         SPREADS BY SEGMENT (%)
Investment income yield                        7.12%             7.66%             6.57%             6.59%             6.74%
Average crediting rate                         5.47%             5.51%             4.97%             5.11%             5.31%
                                            ----------------------------------------------------------------------------------
         Spread                                1.65%             2.15%             1.60%             1.48%             1.43%
                                            ----------------------------------------------------------------------------------

                                                                       For the Three Months Ended
                                            ----------------------------------------------------------------------------------
                                            March 31,          June 30,       September 30,      December 31,       March 31,
Non-Medical Health & Other                     2005              2005              2005              2005              2006
------------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
         SPREADS BY SEGMENT (%)
Investment income yield                        7.55%             9.17%             8.19%             8.25%             7.71%
Average crediting rate                         4.92%             4.94%             4.93%             4.95%             4.99%
                                            ----------------------------------------------------------------------------------
         Spread                                2.63%             4.23%             3.26%             3.30%             2.72%
                                            ----------------------------------------------------------------------------------

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - TOTAL UNAUDITED (DOLLARS IN MILLIONS)

                                                                                 For the Three Months Ended
                                                           -------------------------------------------------------------------------
                                                           March 31,        June 30,     September 30,    December 31,     March 31,
Individual Operations                                         2005            2005            2005            2005            2006
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                    $1,028          $1,065          $1,140          $1,269          $1,082
Universal life and investment-type product policy fees         479             501             746             750             793
Investment income, net                                       1,538           1,571           1,751           1,711           1,741
Other revenues                                                 112             105             150             110             125
                                                           -------------------------------------------------------------------------
                                                             3,157           3,242           3,787           3,840           3,741
                                                           -------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                          1,636           1,733           1,770           1,940           1,745
Interest credited to policyholder account balances             392             395             500             488             476
Capitalization of deferred policy acquisition costs           (254)           (279)           (384)           (409)           (370)
Amortization of deferred policy acquisition costs              182             169             310             303             302
Other expenses                                                 720             788           1,096           1,049             964
                                                           -------------------------------------------------------------------------
                                                             2,676           2,806           3,292           3,371           3,117
                                                           -------------------------------------------------------------------------

Operating earnings before provision (benefit) for income
    taxes                                                      481             436             495             469             624
Provision (benefit) for income taxes                           160             145             164             155             216
                                                           -------------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS           $321            $291            $331            $314            $408
                                                           =========================================================================


NET INCOME RECONCILIATION
--------------------------------------------------------
Operating earnings available to common shareholders           $321            $291            $331            $314            $408
      Net investment gains (losses)                             59             501              (6)           (180)           (265)
      Minority interest - net investment gains (losses)         (4)              0               0               0               0
      Net investment gains (losses) tax benefit
        (provision)                                            (23)           (174)              0              65              95
                                                           -------------------------------------------------------------------------
Net investment gains (losses), net of income taxes              32             327              (6)           (115)           (170)
      Adjustments related to universal life and
        investment-type product policy fees                      0               0               0               0              (3)
      Adjustments related to policyholder benefits and
        dividends                                               21             (33)            (29)             30              61
      Adjustments related to other expenses                      2             (21)             11              31              45
      Adjustments related to tax benefit (provision)            (8)             19               7             (22)            (37)
                                                           -------------------------------------------------------------------------
Adjustments related to net investment gains (losses),
    net of income taxes(1)                                      15             (35)            (11)             39              66
Discontinued operations, net of income taxes                     0               0               0               0               0
                                                           -------------------------------------------------------------------------
Net income available to common shareholders                    368             583             314             238             304
Preferred stock dividends                                        0               0               0               0               0
                                                           -------------------------------------------------------------------------
Net income                                                    $368            $583            $314            $238            $304
                                                           -------------------------------------------------------------------------

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                 For the Three Months Ended
                                                          --------------------------------------------------------------------------
                                                          March 31,        June 30,     September 30,    December 31,     March 31,
Traditional Life                                             2005            2005            2005            2005            2006
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                     $965            $992          $1,020          $1,139            $976
Universal life and investment-type product policy fees          0               0               0               0               0
Investment income, net                                        842             832             838             815             821
Other revenues                                                  2               0               1               1               0
                                                          --------------------------------------------------------------------------
                                                            1,809           1,824           1,859           1,955           1,797
                                                          --------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                         1,447           1,523           1,468           1,648           1,444
Interest credited to policyholder account balances              0               0               0               0               0
Capitalization of deferred policy acquisition costs           (43)            (60)            (47)            (53)            (56)
Amortization of deferred policy acquisition costs              52              48              58              46              53
Other expenses                                                185             209             230             224             207
                                                          --------------------------------------------------------------------------
                                                            1,641           1,720           1,709           1,865           1,648
                                                          --------------------------------------------------------------------------

Operating earnings before provision (benefit) for income
  taxes                                                       168             104             150              90             149
Provision (benefit) for income taxes                           56              36              50              31              51
                                                          --------------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS          $112             $68            $100             $59             $98
                                                          ==========================================================================


Net investment gains (losses), net of income taxes             45             224              31              15             (44)
Adjustments related to net investment gains (losses), net
  of income taxes                                              15             (22)            (22)             20              40
Discontinued operations, net of income taxes                    0               0               0               0               0
                                                          --------------------------------------------------------------------------
Net income available to common shareholders                   172             270             109              94              94
Preferred stock dividends                                       0               0               0               0               0
                                                          --------------------------------------------------------------------------
Net income                                                   $172            $270            $109             $94             $94
                                                          --------------------------------------------------------------------------

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                 For the Three Months Ended
                                                          --------------------------------------------------------------------------
                                                          March 31,        June 30,     September 30,    December 31,     March 31,
Variable & Universal Life                                    2005            2005            2005            2005            2006
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                       $0              $0              $0              $0              $0
Universal life and investment-type product policy fees        265             277             384             382             395
Investment income, net                                        152             151             196             190             203
Other revenues                                                  0              (3)              0              (1)             (3)
                                                          --------------------------------------------------------------------------
                                                              417             425             580             571             595
                                                          --------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                            93              97             120             120             123
Interest credited to policyholder account balances            114             117             145             146             142
Capitalization of deferred policy acquisition costs           (65)            (72)           (133)           (136)           (102)
Amortization of deferred policy acquisition costs              49              64             105             113             110
Other expenses                                                148             160             266             275             208
                                                          --------------------------------------------------------------------------
                                                              339             366             503             518             481
                                                          --------------------------------------------------------------------------

Operating earnings before provision (benefit) for income
  taxes                                                        78              59              77              53             114
Provision (benefit) for income taxes                           27              20              26              18              40
                                                          --------------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS           $51             $39             $51             $35             $74
                                                          ==========================================================================


Net investment gains (losses), net of income taxes             (8)              9             (12)            (22)            (25)
Adjustments related to net investment gains (losses), net
  of income taxes                                              (2)             (2)              7              10               9
Discontinued operations, net of income taxes                    0               0               0               0               0
                                                          --------------------------------------------------------------------------
Net income available to common shareholders                    41              46              46              23              58
Preferred stock dividends                                       0               0               0               0               0
                                                          --------------------------------------------------------------------------
Net income                                                    $41             $46             $46             $23             $58
                                                          --------------------------------------------------------------------------

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                For the Three Months Ended
                                                          --------------------------------------------------------------------------
                                                          March 31,        June 30,     September 30,   December 31,      March 31,
Annuities                                                    2005            2005            2005           2005             2006
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                      $63             $73            $118            $101             $98
Universal life and investment-type product policy fees        185             198             318             334             356
Investment income, net                                        511             551             681             665             677
Other revenues                                                 11              13              26              29              29
                                                          --------------------------------------------------------------------------
                                                              770             835           1,143           1,129           1,160
                                                          --------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                            96             113             178             152             173
Interest credited to policyholder account balances            261             260             338             322             314
Capitalization of deferred policy acquisition costs          (145)           (147)           (204)           (220)           (212)
Amortization of deferred policy acquisition costs              81              57             147             144             139
Other expenses                                                259             292             427             422             400
                                                          --------------------------------------------------------------------------
                                                              552             575             886             820             814
                                                          --------------------------------------------------------------------------

Operating earnings before provision (benefit) for income
  taxes                                                       218             260             257             309             346
Provision (benefit) for income taxes                           71              85              84             100             120
                                                          --------------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS          $147            $175            $173            $209            $226
                                                          ==========================================================================


Net investment gains (losses), net of income taxes              1              94             (29)            (99)           (102)
Adjustments related to net investment gains (losses),
  net of income taxes                                           2             (11)              4               9              17
Discontinued operations, net of income taxes                    0               0               0               0               0
                                                          --------------------------------------------------------------------------
Net income available to common shareholders                   150             258             148             119             141
Preferred stock dividends                                       0               0               0               0               0
                                                          --------------------------------------------------------------------------
Net income                                                   $150            $258            $148            $119            $141
                                                          --------------------------------------------------------------------------

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                               For the Three Months Ended
                                                          --------------------------------------------------------------------------
                                                          March 31,        June 30,    September 30,   December 31,     March 31,
Other                                                        2005            2005           2005           2005            2006
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                       $0              $0             $2            $29              $8
Universal life and investment-type product policy fees         29              26             44             34              42
Investment income, net                                         33              37             36             41              40
Other revenues                                                 99              95            123             81              99
                                                          --------------------------------------------------------------------------
                                                              161             158            205            185             189
                                                          --------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                             0               0              4             20               5
Interest credited to policyholder account balances             17              18             17             20              20
Capitalization of deferred policy acquisition costs            (1)              0              0              0               0
Amortization of deferred policy acquisition costs               0               0              0              0               0
Other expenses                                                128             127            173            128             149
                                                          --------------------------------------------------------------------------
                                                              144             145            194            168             174
                                                          --------------------------------------------------------------------------

Operating earnings before provision (benefit) for income
  taxes                                                        17              13             11             17              15
Provision (benefit) for income taxes                            6               4              4              6               5
                                                          --------------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS           $11              $9             $7            $11             $10
                                                          ==========================================================================


Net investment gains (losses), net of income taxes             (6)              0              4             (9)              1
Adjustments related to net investment gains (losses),
  net of income taxes                                           0               0              0              0               0
Discontinued operations, net of income taxes                    0               0              0              0               0
                                                          --------------------------------------------------------------------------
Net income available to common shareholders                     5               9             11              2              11
Preferred stock dividends                                       0               0              0              0               0
                                                          --------------------------------------------------------------------------
Net income                                                     $5              $9            $11             $2             $11
                                                          --------------------------------------------------------------------------

                                                                  (METLIFE LOGO)


INDIVIDUAL OPERATIONS
PREMIUMS AND DEPOSITS BY PRODUCT

                                                                                        For the Three Months Ended
                                                                      -------------------------------------------------------------
                                                                      March 31,   June 30,   September 30,  December 31,  March 31,
Unaudited (Dollars in millions)                                         2005        2005          2005        2005          2006
-----------------------------------------------------------------------------------------------------------------------------------
PREMIUMS AND DEPOSITS BY PRODUCT (1)

TOTAL (2)
Life First Year Premiums and Deposits

     Traditional Life                                                  $   47      $   52        $   52      $   54        $   50
     Variable Life 1st Year excluding Single Premium COLI/BOLI             57          41            56          63            50
     Universal Life 1st Year excluding Single Premium COLI/BOLI           102         110           245         228           203
     Single Premium COLI/BOLI                                               1          10             4          15             6
                                                                      -------------------------------------------------------------
     Total Life First Year Premiums & Deposits (3)                        207         213           357         360           309
Life Renewal Premiums and Deposits
     Traditional Life                                                     943       1,020         1,033       1,227           959
     Variable & Universal Life                                            472         416           532         551           600
Annuities (4)                                                           2,540       2,496         3,624       3,570         3,843
                                                                      -------------------------------------------------------------
Total Premiums and Deposits                                            $4,162      $4,145        $5,546      $5,708        $5,711
                                                                      =============================================================

PREMIUMS AND DEPOSITS TO SEPARATE ACCOUNTS

Variable & Universal Life                                              $  279      $  246        $  297      $  307        $  283
Annuities                                                               1,532       1,503         2,306       2,479         2,532
                                                                      -------------------------------------------------------------
Total Separate Accounts                                                $1,811      $1,749        $2,603      $2,786        $2,815
                                                                      =============================================================


ANNUITY DEPOSITS BY TYPE

Fixed Annuity Deposits                                                 $  429      $  356        $  496      $  464        $  520
Variable Annuity Deposits                                               2,111       2,140         3,128       3,106         3,323
                                                                      -------------------------------------------------------------
Total Annuity Deposits                                                 $2,540      $2,496        $3,624      $3,570        $3,843
                                                                      =============================================================

(1)      Statutory premiums direct and assumed.

(2) Includes premiums and deposits to separate accounts and excludes Company sponsored internal changes.

(3) Of the $309 million of First Year Life Premiums and Deposits received during the three months ended March 31, 2006, approximately 36% were distributed through MetLife agents, 13% through New England Financial agents, 48% through MetLife's Independent Distribution channel and 3% through other distribution channels.

(4) Of the $3,843 million of Annuity Deposits received during the three months ended March 31, 2006, approximately 23% were distributed through MetLife agents, 6% through New England Financial agents, 58% through MetLife's Independent Distribution channel and 13% through MetLife Resources representatives.

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
ADDITIONAL STATISTICAL INFORMATION

                                                                                         For the Three Months Ended
                                                                     --------------------------------------------------------------
                                                                     March 31,    June 30,   September 30,  December 31,   March 31,
Unaudited                                                              2005         2005         2005           2005         2006
-----------------------------------------------------------------------------------------------------------------------------------
PERCENTAGE OF PREMIUMS AND DEPOSITS TO SEPARATE ACCOUNTS,
  EXCLUDING TRANSFERS FROM GENERAL ACCOUNT:

  Variable & Universal Life                                              43.0%        41.4%        33.4%        33.6%        31.3%
  Annuities                                                              60.3%        60.2%        63.6%        69.4%        65.9%

MORTALITY AS A PERCENTAGE OF EXPECTED                                    85.6%        84.7%        86.4%        84.9%        94.0%

LAPSES / SURRENDERS (GENERAL AND SEPARATE ACCOUNT) (1)
  Traditional Life                                                        6.2%         6.1%         6.1%         6.0%         6.0%
  Variable & Universal Life                                               6.6%         6.3%         6.2%         6.1%         6.3%
  Variable Annuities                                                      7.6%         7.7%         8.4%         8.9%         9.5%
  Fixed Annuities                                                         6.3%         5.8%         6.4%         8.0%         8.7%



NUMBER OF SALES REPRESENTATIVES

  MetLife Distribution                                                  5,718        5,773        5,774        5,804        5,954
  New England Financial                                                 2,231        2,255        2,228        2,006        2,068
  Independent Distribution Wholesalers                                    116          124          279          229          220
  MetLife Resources                                                       422          428          857          794          751
  Walnut Street and Tower Square Securities                             1,294        1,263        1,869        1,676        1,632
  P&C Specialists                                                         570          617          672          682          658
                                                                     --------------------------------------------------------------
Total Agents                                                           10,351       10,460       11,679       11,191       11,283
                                                                     ==============================================================

(1) Lapses/Surrenders rates are calculated for the most recent 12 months of experience.

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
--------------------------------------------------------

                                                                                          For the Three Months Ended
                                                                     --------------------------------------------------------------
                                                                     March 31,    June 30,   September 30,   December 31,  March 31,
Traditional Life                                                       2005         2005         2005            2005        2006
-----------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                                         $ 49,209     $ 49,371     $ 49,582        $ 50,562    $ 50,944
Premiums and deposits (1)                                               1,032        1,066        1,101           1,239       1,061
Interest on reserves                                                      499          503          514             518         511
Surrenders and withdrawals                                               (447)        (437)        (443)           (470)       (504)
Benefit payments                                                         (484)        (492)        (498)           (459)       (572)
Other                                                                    (438)        (429)         306(2)         (446)       (463)
                                                                     --------------------------------------------------------------
Balance, end of period                                               $ 49,371     $ 49,582     $ 50,562        $ 50,944    $ 50,977
                                                                     ==============================================================

                                                                                          For the Three Months Ended
                                                                     --------------------------------------------------------------
                                                                     March 31,    June 30,   September 30,   December 31,  March 31,
Variable & Universal Life                                              2005         2005         2005            2005        2006
-----------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                                         $  9,991     $ 10,087     $ 10,154        $ 14,315    $ 14,852
Premiums and deposits (1) (3)                                             353          320          548             567         572
Interest on reserves                                                      112          117          151             148         142
Surrenders and withdrawals                                               (161)        (160)        (178)           (185)       (168)
Net transfers from (to) separate account                                   44           55           52              45          49
Policy charges                                                           (225)        (231)        (350)           (351)       (363)
Benefit payments                                                          (27)         (30)         (36)            (34)        (48)
Other                                                                       0           (4)       3,974(2)          347           6
                                                                     --------------------------------------------------------------
Balance, end of period                                               $ 10,087     $ 10,154     $ 14,315        $ 14,852    $ 15,042
                                                                     ==============================================================

                                                                                          For the Three Months Ended
                                                                     --------------------------------------------------------------
                                                                     March 31,    June 30,   September 30,   December 31,  March 31,
Annuities                                                              2005         2005         2005            2005        2006
-----------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                                         $ 32,184     $ 32,304     $ 32,421        $ 46,136    $ 45,732
Premiums and deposits (1) (3)                                           1,089        1,101        1,410           1,298       1,398
Interest on reserves                                                      312          309          401             398         395
Surrenders and withdrawals                                               (587)        (679)      (1,014)         (1,178)     (1,231)
Net transfers from (to) separate account                                 (427)        (346)        (544)           (625)       (621)
Policy charges                                                             (1)          (3)          (2)             (2)         (2)
Benefit payments                                                         (277)        (273)        (309)           (297)       (326)
Other                                                                      11            8       13,773(2)            2         (52)
                                                                     --------------------------------------------------------------
Balance, end of period                                               $ 32,304     $ 32,421     $ 46,136        $ 45,732    $ 45,293
                                                                     ==============================================================

SEPARATE ACCOUNT LIABILITIES
----------------------------

                                                                                          For the Three Months Ended
                                                                     --------------------------------------------------------------
                                                                     March 31,    June 30,   September 30,   December 31,  March 31,
Variable & Universal Life                                              2005         2005         2005            2005        2006
-----------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                                         $  7,785     $  7,747     $  7,900        $  9,164    $  9,307
Premiums and deposits (1)                                                 279          247          297             307         283
Investment performance                                                    (94)         135          318             155         492
Surrenders and withdrawals                                               (109)        (109)        (137)           (177)       (158)
Net transfers from (to) fixed account                                     (44)         (55)         (52)            (45)        (51)
Policy charges                                                            (70)         (65)         (89)            (96)        (80)
Other                                                                       0            0          927(2)           (1)        (24)
                                                                     --------------------------------------------------------------
Balance, end of period                                               $  7,747     $  7,900     $  9,164        $  9,307    $  9,769
                                                                     ==============================================================

                                                                                          For the Three Months Ended
                                                                     --------------------------------------------------------------
                                                                     March 31,    June 30,   September 30,   December 31,  March 31,
Annuities                                                              2005         2005         2005            2005        2006
-----------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                                         $ 37,597     $ 38,051     $ 39,771        $ 69,146    $ 71,764
Premiums and deposits (1)                                               1,532        1,503        2,306           2,479       2,532
Investment performance                                                   (604)         806        2,701           1,507       3,255
Surrenders and withdrawals                                               (764)        (796)      (1,723)         (1,724)     (2,026)
Net transfers from (to) fixed account                                     427          346          544             625         621
Policy charges                                                           (137)        (139)        (266)           (269)       (280)
Other                                                                       0            0       25,813(2)            0          (5)
                                                                     --------------------------------------------------------------
Balance, end of period                                               $ 38,051     $ 39,771     $ 69,146        $ 71,764    $ 75,861
                                                                     ==============================================================

(1)      Includes Company-sponsored internal exchanges.

(2) Includes the beginning balances of Travelers of $764 million, $3,952 million and $13,755 million for Traditional Life, Variable & Universal Life and Annuities, respectively, in Future Policy Benefits and Policyholder Account Balances and $928 million and $25,813 million for Variable & Universal Life and Annuities, respectively, in Separate Account Liabilities.

(3) Includes premiums and deposits directed to General Account investment option of a variable life and variable annuity product.

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
INSURANCE EXPENSES AND OTHER
EXPENSES BY MAJOR CATEGORY

                                                                                         For the Three Months Ended
                                                                     --------------------------------------------------------------
                                                                     March 31,    June 30,   September 30,   December 31,  March 31,
Unaudited (Dollars in millions)                                        2005         2005         2005           2005         2006
-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE EXPENSES (NET OF CAPITALIZATION
      OF DAC)

Insurance Expenses                                                   $    606     $    674     $    936       $    941     $    830
DAC Capitalization (1)                                                   (272)        (292)        (401)          (426)        (384)
                                                                     --------------------------------------------------------------
Net                                                                  $    334     $    382     $    535       $    515     $    446
                                                                     ==============================================================

OTHER EXPENSES BY MAJOR CATEGORY

Commissions                                                          $    196     $    206     $    329       $    347     $    315
Other deferrable expenses                                                 102          113          126            140          120
Direct and allocated expenses, not deferred                               251          317          422            410          334
Pension and other post-retirement benefit costs                            29           29           29             30           34
Premium taxes and other taxes, licenses and fees                           28            9           30             14           27
                                                                     ---------------------------------------------------------------
      Subtotal Insurance Expenses                                         606          674          936            941          830

Broker-dealer and other expenses                                          132          132          177            132          155
Reinsurance allowances                                                    (18)         (18)         (17)           (24)         (21)
                                                                     ---------------------------------------------------------------
      Total Other Expenses                                           $    720     $    788     $  1,096       $  1,049     $    964
                                                                     ==============================================================

(1) Excludes $18 million, $13 million, $17 million, $17 million and $14 million of DAC capitalization related to reinsurance allowances for the three months ended March 31, 2005, June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006, respectively.

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED

                                                                                        For the Three Months Ended
                                                                     --------------------------------------------------------------
                                                                     March 31,    June 30,    September 30,  December 31,  March 31,
VARIABLE & UNIVERSAL LIFE                                              2005         2005           2005        2005          2006
-----------------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
     SPREADS BY PRODUCT (%)
Investment income yield                                                  6.96%        6.85%         6.91%         6.63%        6.69%
Average crediting rate                                                   4.84%        4.92%         4.65%         4.67%        4.56%
                                                                     --------------------------------------------------------------
     Spread                                                              2.12%        1.93%         2.26%         1.96%        2.13%
                                                                     ==============================================================

                                                                                        For the Three Months Ended
                                                                     --------------------------------------------------------------
                                                                     March 31,    June 30,    September 30,  December 31,  March 31,
ANNUITIES                                                              2005         2005           2005        2005          2006
-----------------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
     SPREADS BY PRODUCT (%)
Investment income yield                                                  6.17%        6.62%        6.41%          6.32%        6.28%
Average crediting rate                                                   3.49%        3.44%        3.64%          3.64%        3.65%
                                                                     --------------------------------------------------------------
     Spread                                                              2.68%        3.18%        2.77%          2.68%        2.63%
                                                                     ==============================================================

                                                                  (METLIFE LOGO)

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - TOTAL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                       For the Three Months Ended
                                                                     ---------------------------------------------------------------
                                                                     March 31,   June 30,    September 30,   December 31,  March 31,
Auto & Home Operations                                                 2005        2005          2005            2005        2006
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                                      $    728    $    738       $    716       $    729     $   724
Investment income, net                                                     43          46             46             46          45
Other revenues                                                              9           8              8              8           7
                                                                     --------------------------------------------------------------
                                                                          780         792            770            783         776
                                                                     --------------------------------------------------------------

EXPENSES
Losses                                                                    392         360            483            391         379
Loss adjustment expense                                                    85          88            132             63          72
Other expenses                                                            200         204            209            218         203
                                                                     --------------------------------------------------------------
                                                                          677         652            824            672         654
                                                                     --------------------------------------------------------------

Operating earnings before provision (benefit) for income taxes            103         140            (54)           111         122
Provision (benefit) for income taxes                                       27          39            (28)            30          29
                                                                     --------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                  $     76    $    101       $    (26)      $     81     $    93
                                                                     ==============================================================

NET INCOME RECONCILIATION
-----------------------------------------------------------------
Operating earnings available to common shareholders                  $     76    $    101       $    (26)      $     81     $    93
    Net investment gains (losses)                                           0          (4)            (5)            (3)          1
    Minority interest - net investment gains (losses)                       0           0              0              0           0
    Net investment gains (losses) tax benefit (provision)                   0           1              2              1          (3)
                                                                     --------------------------------------------------------------
Net investment gains (losses), net of income taxes                          0          (3)            (3)            (2)         (2)
    Adjustments related to universal life and investment-type product
      policy fees                                                           0           0              0              0           0
    Adjustments related to policyholder benefits and dividends              0           0              0              0           0
    Adjustments related to other expenses                                   0           0              0              0           0
    Adjustments related to tax benefit (provision)                          0           0              0              0           0
                                                                     --------------------------------------------------------------
Adjustments related to net investment gains (losses), net of income
  taxes                                                                     0           0              0              0           0
Discontinued operations, net of income taxes                                0           0              0              0           0
                                                                     --------------------------------------------------------------
Net income available to common shareholders                                76          98            (29)            79          91
Preferred stock dividends                                                   0           0              0              0           0
                                                                     --------------------------------------------------------------
Net income                                                           $     76    $     98        $   (29)      $     79     $    91
                                                                     ==============================================================

                                                                  (METLIFE LOGO)

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS-PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)



                                                                                       For the Three Months Ended
                                                                   ----------------------------------------------------------------
                                                                   March 31,     June 30,    September 30,  December 31,  March 31,
Auto                                                                 2005         2005          2005           2005         2006
------------------------------------------------------------------------------------------------------------------------------------

REVENUES
Earned premiums                                                    $   531     $   533     $     534      $    525      $   517
Investment income, net                                                  32          35            34            37           34
Other revenues                                                           6           6             6             5            6
                                                                   ----------------------------------------------------------------
                                                                       569         574           574           567          557
                                                                   ----------------------------------------------------------------

EXPENSES
Losses                                                                 304         272           275           296          274
Loss adjustment expense                                                 74          70            64            59           60
Other expenses                                                         137         141           143           150          137
                                                                   ----------------------------------------------------------------
                                                                       515         483           482           505          471
                                                                   ----------------------------------------------------------------

Operating earnings before provision (benefit) for income taxes          54          91            92            62           86
Provision (benefit) for income taxes                                    11          24            27            13           21
                                                                   ----------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                $    43     $    67     $      65      $     49      $    65
                                                                   ================================================================


Net investment gains (losses), net of income taxes                       0          (2)           (2)           (2)          (1)
Adjustments related to net investment gains (losses), net
  of income taxes                                                        0           0             0             0            0
Discontinued operations, net of income taxes                             0           0             0             0            0
                                                                   ----------------------------------------------------------------
Net income available to common shareholders                             43          65            63            47           64
Preferred stock dividends                                                0           0             0             0            0
                                                                   ----------------------------------------------------------------
Net income                                                         $    43     $    65     $      63      $     47      $    64
                                                                   ----------------------------------------------------------------

                                                                (METLIFE LOGO)

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS-PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)



                                                                                      For the Three Months Ended
                                                                    ---------------------------------------------------------------
                                                                    March 31,   June 30,   September 30,   December 31,   March 31,
Homeowners                                                            2005        2005         2005            2005        2006
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                                     $  184      $ 193      $    170        $    192       $  194
Investment income, net                                                  10         10            12               8           11
Other revenues                                                           1          2             1               2            1
                                                                    ---------------------------------------------------------------
                                                                       195        205           183             202          206
                                                                    ---------------------------------------------------------------
EXPENSES
Losses                                                                  82         82           195              89           98
Loss adjustment expense                                                 11         17            65               5           12
Other expenses                                                          56         58            61              64           59
                                                                    ---------------------------------------------------------------
                                                                       149        157           321             158          169
                                                                    ---------------------------------------------------------------

Operating earnings before provision (benefit) for income taxes          46         48          (138)             44           37
Provision (benefit) for income taxes                                    15         15           (52)             15            9
                                                                    ---------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                 $   31      $  33      $    (86)       $     29       $   28
                                                                    ===============================================================
Net investment gains (losses), net of income taxes                       0         (1)            0              (1)          (1)
Adjustments related to net investment gains (losses),
  net of income taxes                                                    0          0             0               0            0
Discontinued operations, net of income taxes                             0          0             0               0            0
                                                                    ---------------------------------------------------------------
Net income available to common shareholders                             31         32           (86)             28           27
Preferred stock dividends                                                0          0             0               0            0
                                                                    ---------------------------------------------------------------
Net income                                                          $   31      $  32      $    (86)       $     28       $   27
                                                                    ---------------------------------------------------------------

                                                                (METLIFE LOGO)


AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS-PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)




                                                                                     For the Three Months Ended
                                                                ------------------------------------------------------------------
                                                                 March 31,    June 30,   September 30,   December 31,    March 31,
Other                                                              2005        2005         2005            2005           2006
----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                                 $     13      $  12      $     12         $   12         $   13
Investment income, net                                                 1          1             0              1              0
Other revenues                                                         2          0             1              1              0
                                                                ------------------------------------------------------------------
                                                                      16         13            13             14             13
                                                                ------------------------------------------------------------------

EXPENSES
Losses                                                                 6          6            13              6              7
Loss adjustment expense                                                0          1             3             (1)             0
Other expenses                                                         7          5             5              4              7
                                                                ------------------------------------------------------------------
                                                                      13         12            21              9             14
                                                                ------------------------------------------------------------------

Operating earnings before provision (benefit) for income taxes         3          1            (8)             5             (1)
Provision (benefit) for income taxes                                   1          0            (3)             2             (1)
                                                                ------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS             $      2      $   1      $     (5)        $    3         $    0
                                                                ==================================================================


Net investment gains (losses), net of income taxes                     0          0            (1)             1              0
Adjustments related to net investment gains (losses),
   net of income taxes                                                 0          0             0              0              0
Discontinued operations, net of income taxes                           0          0             0              0              0
                                                                ------------------------------------------------------------------
Net income available to common shareholders                            2          1            (6)             4              0
Preferred stock dividends                                              0          0             0              0              0
                                                                ------------------------------------------------------------------
Net income                                                      $      2      $   1      $     (6)        $    4         $    0
                                                                ------------------------------------------------------------------


                                                                (METLIFE LOGO)

AUTO & HOME OPERATIONS
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION
AND SUPPLEMENTAL DATA


                                                                       For the Three Months Ended
                                               ------------------------------------------------------------------------------
                                                March 31,        June 30,       September 30,    December 31,      March 31,
Unaudited (Dollars in millions)                   2005             2005             2005              2005           2006
-----------------------------------------------------------------------------------------------------------------------------
WRITTEN PREMIUMS BY PRODUCT
Preferred/Standard Automobile                   $  512           $  519           $  528           $  492           $  498
Non-Standard Automobile                             17               15               14               12               12
Homeowners                                         160              212              200              191              169
Other                                               17               12               11                9               17
                                                ----------------------------------------------------------------------------
Total                                           $  706           $  758           $  753           $  704           $  696
                                                ============================================================================



SELECTED FINANCIAL INFORMATION AND
            SUPPLEMENTAL DATA

TOTAL AUTO & HOME
Loss and loss adjustment expense ratio            65.7%            60.4%            85.8%            62.3%            62.4%
Other expense ratio                               26.7%            27.2%            28.5%            29.2%            27.2%
                                                ---------------------------------------------------------------------------
            Total combined ratio (1)              92.4%            87.6%           114.3%            91.5%            89.6%
Effect of catastrophe losses (2)                   1.5%             1.2%            27.5%             8.5%             3.0%
                                                ---------------------------------------------------------------------------
Combined ratio excluding catastrophes             90.9%            86.4%            86.8%            83.0%            86.6%
                                                ===========================================================================

AUTO
Loss and loss adjustment expense ratio            71.5%            63.6%            63.3%            67.6%            64.7%
Other expense ratio                               25.0%            26.0%            26.0%            27.8%            25.7%
                                                ---------------------------------------------------------------------------
            Total combined ratio (1)              96.5%            89.6%            89.3%            95.4%            90.4%
Effect of catastrophe losses (2)                   0.4%             0.1%             2.7%             3.4%             0.8%
                                                ---------------------------------------------------------------------------
Combined ratio excluding catastrophes             96.1%            89.5%            86.6%            92.0%            89.6%
                                                ===========================================================================

HOMEOWNERS
Loss and loss adjustment expense ratio            50.2%            51.4%           153.1%            48.9%            57.1%
Other expense ratio                               29.7%            29.8%            35.4%            32.9%            29.3%
                                                ---------------------------------------------------------------------------
            Total combined ratio (1)              79.9%            81.2%           188.5%            81.8%            86.4%
Effect of catastrophe losses (2)                   4.9%             4.4%           106.3%            20.9%             8.9%
                                                ---------------------------------------------------------------------------
Combined ratio excluding catastrophes             75.0%            76.8%            82.2%            60.9%            77.5%
                                                ===========================================================================

OTHER
Loss and loss adjustment expense ratio            49.3%            60.7%           127.0%            41.7%            53.2%
Other expense ratio                               56.1%            38.7%            39.4%            33.3%            52.3%
                                                ---------------------------------------------------------------------------
            Total combined ratio(1)              105.4%            99.4%           166.4%            75.0%           105.5%
Effect of catastrophe losses                       0.0%             0.0%             0.0%            12.5%             0.0%
                                                ---------------------------------------------------------------------------
Combined ratio excluding catastrophes            105.4%            99.4%           166.4%            62.5%           105.5%
                                                ===========================================================================

PRE-TAX CATASTROPHE LOSSES
Auto                                            $    2           $    1           $   13           $   17           $    4
Homeowners                                           9                9              156               34               17
Other                                                0                0                0                2                0
                                                ---------------------------------------------------------------------------
Total                                           $   11           $   10           $  169           $   53           $   21
                                                ===========================================================================

CATASTROPHE POINTS ON COMBINED RATIOS              1.5              1.2             27.5              8.5              3.0

NUMBER OF SALES REPRESENTATIVES                     89               89               85              100               98
                                                ---------------------------------------------------------------------------


(1) The combined ratio reflects payment fees as a credit to Other expenses for the three months ended March 31, 2005, June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006, which resulted in a 0.8, 0.7, 0.7, 0.7 and 0.7 of a percentage point decrease in the combined ratio for the periods ended, respectively. The decreases for Auto, Homeowners and Other were 0.8, 0.5 and 0.5 of a percentage point, respectively, for March 31, 2005, 0.7, 0.4 and 0.8 of a percentage point, respectively, for June 30, 2005, 0.8, 0.5, 0.8 of a percentage point, respectively, for September 30, 2005, 0.8, 0.4 and 0.8 of a percentage point, respectively, for December 31, 2005 and 0.8, 0.4 and
         0.4 of a percentage point, respectively, for March 31, 2006.

(2) Includes the effect of both catastrophe losses and $32 million in reinstatement reinsurance premiums within Auto ($2 million) and Homeowners ($30 million) for third quarter of 2005 and $11 million in the fourth quarter of 2005 for reinstatement reinsurance premiums within Auto ($1 million) and Homeowners ($10 million).

                                                                (METLIFE LOGO)


INTERNATIONAL OPERATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS



                                                                                         For the Three Months Ended
                                                                      ------------------------------------------------------------
                                                                      March 31,   June 30,  September 30,  December 31,  March 31,
Unaudited (Dollars in millions)                                          2005       2005         2005           2005        2006
----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                               $   466    $   470      $   614      $   636      $   631
Universal life and investment-type product policy fees                     119        125          170          165          184
Investment income, net                                                     149        195          238          262          235
Other revenues                                                               3         (1)           9            9            4
                                                                      ------------------------------------------------------------
                                                                           737        789        1,031        1,072        1,054
                                                                      ------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                        410        468          578          600          527
Interest credited to policyholder account balances                          47         55           84           92           87
Capitalization of deferred policy acquisition costs                       (125)      (138)        (137)        (141)        (151)
Amortization of deferred policy acquisition costs                           56         56           68           43           82
Other expenses                                                             244        274          359          441          396
                                                                      ------------------------------------------------------------
                                                                           632        715          952        1,035          941
                                                                      ------------------------------------------------------------

Operating earnings before provision (benefit) for income taxes             105         74           79           37          113
Provision (benefit) for income taxes                                        37         23           13          (11)          38
                                                                      ------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                    $    68    $    51      $    66      $    48      $    75
                                                                      ============================================================


NET INCOME RECONCILIATION
------------------------------------------------------------------

Operating earnings available to common shareholders                    $    68    $    51      $    66      $    48      $    75
   Net investment gains (losses)                                             0          7            5           (7)          20
   Minority interest - net investment gains (losses)                         0          0            0            0            0
   Net investment gains (losses) tax benefit (provision)                     0         (2)          (2)           3           (6)
                                                                      ------------------------------------------------------------
Net investment gains (losses), net of income taxes                           0          5            3           (4)          14
   Adjustments related to universal life and investment-type
     product policy fees                                                     0          0            0            0            0
   Adjustments related to policyholder benefits and dividends               14        (16)         (54)         (21)          22
   Adjustments related to other expenses                                     0          0            0            0            0
   Adjustments related to tax benefit (provision)                           (5)         6           19            7           (7)
                                                                      ------------------------------------------------------------
Adjustments related to net investment gains (losses), net of income
   taxes (1)                                                                 9        (10)         (35)         (14)          15
Discontinued operations, net of income taxes                                (1)        (1)           7            0            0
                                                                      ------------------------------------------------------------
Net income available to common shareholders                                 76         45           41           30          104
Preferred stock dividends                                                    0          0            0            0            0
                                                                      ------------------------------------------------------------
Net income                                                             $    76    $    45      $    41      $    30      $   104
                                                                      ============================================================

                                                                      ------------------------------------------------------------
NUMBER OF PROFESSIONAL SALES REPRESENTATIVES                             3,749      3,913        3,861        3,783        3,776
                                                                      ------------------------------------------------------------



(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

                                                                (METLIFE LOGO)


REINSURANCE OPERATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS


                                                                                        For the Three Months Ended
                                                                        -----------------------------------------------------------
                                                                        March 31,  June 30,  September 30,  December 31,  March 31,
Unaudited (Dollars in millions)                                            2005     2005        2005           2005         2006
----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                                 $   903    $   930     $   974      $ 1,062      $   993
Investment income, net                                                       150        137         158          161          174
Other revenues                                                                11         21          13           13           15
                                                                        -----------------------------------------------------------
                                                                           1,064      1,088       1,145        1,236        1,182
                                                                        -----------------------------------------------------------

EXPENSES
Claims and other policy benefits                                             739        828         779          860          813
Interest credited to policyholder account balances                            56         43          64           57           63
Policy acquisition costs and other insurance expenses                        144        156         162          159          158
Other expenses                                                                44         47          48           57           63
                                                                        -----------------------------------------------------------
                                                                             983      1,074       1,053        1,133        1,097
                                                                        -----------------------------------------------------------

Operating earnings before provision (benefit) for income taxes and
  minority interest                                                           81         14          92          103           85
Provision (benefit) for income taxes                                          13         (1)         16           17           12
                                                                        -----------------------------------------------------------
Operating earnings available to common shareholders before minority
   interest                                                                   68         15          76           86           73
Elimination of minority interest, before tax                                  43         11          50           55           49
                                                                        -----------------------------------------------------------
CONTRIBUTION TO METLIFE                                                  $    25    $     4(2)  $    26      $    31      $    24
                                                                        ===========================================================


NET INCOME RECONCILIATION
--------------------------------------------------------------------

Operating earnings available to common shareholders                      $    25    $     4     $    26      $    31      $    24
   Net investment gains (losses)                                              28         (7)          7           (6)           8
   Minority interest - net investment gains (losses)                          (5)        (2)         (1)           3           (2)
   Net investment gains (losses) tax benefit (provision)                      (8)         6          (2)           1           (2)
                                                                        -----------------------------------------------------------
Net investment gains (losses), net of income taxes                            15         (3)          4           (2)           4
   Adjustments related to universal life and investment-type product
     policy fees                                                               0          0           0            0            0
   Adjustments related to policyholder benefits and dividends                  0          0           0            0            0
   Adjustments related to other expenses                                     (17)        12          (4)          (1)          (3)
   Adjustments related to tax benefit (provision)                              6         (6)          2            0            1
                                                                        -----------------------------------------------------------
Adjustments related to net investment gains (losses), net of income
   taxes (1)                                                                 (11)         6          (2)          (1)          (2)
Discontinued operations, net of income taxes                                   0          0           0            0            0
                                                                        -----------------------------------------------------------
Net income available to common shareholders                                   29          7          28           28           26
Preferred stock dividends                                                      0          0           0            0            0
                                                                        -----------------------------------------------------------
Net income                                                               $    29    $     7     $    28      $    28      $    26
                                                                        -----------------------------------------------------------


(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs.

(2) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes an $8 million charge, net of income taxes, associated with an establishment of a liability associated with the Argentine pension business.

REINSURANCE OPERATIONS
PRE-TAX AND PRE-MINORITY INTEREST OPERATING
EARNINGS BY REGION AND RESERVES BY REGION



                                                                                For the Three Months Ended
                                                           -----------------------------------------------------------------------
                                                             March 31,     June 30,      September 30,   December 31,    March 31,
Unaudited (Dollars in millions)                                2005          2005            2005            2005          2006
------------------------------------------------------------------------------- ---------------------------------------------------
PRE-TAX AND PRE-MINORITY INTEREST
   OPERATING EARNINGS BY REGION (1)
United States                                              $     48       $     28       $     78       $     80       $     66

Canada                                                           23             17             21             20              7

Asia-Pacific                                                      5             14              4             18              7

Other international markets                                      15             (7)            15             12             15

Corporate                                                       (10)           (38)           (26)           (27)           (10)
                                                           -----------------------------------------------------------------------
   Total pre-tax and pre-minority interest
        operating earnings                                 $     81       $     14       $     92       $    103       $     85
                                                           =======================================================================



POLICY BENEFITS AND INTEREST
   SENSITIVE CONTRACT LIABILITIES BY REGION
Traditional U.S.                                           $  3,785       $  3,865       $  3,966       $  4,030       $  4,157

Asset intensive                                               4,159          4,267          4,497          4,657          4,773

Other                                                           122            126             90            100             77
                                                           -----------------------------------------------------------------------
   Total U.S.
                                                              8,066          8,258          8,553          8,787          9,007
                                                           -----------------------------------------------------------------------


Canada                                                        1,367          1,389          1,507          1,596          1,622

Asia-Pacific                                                    548            611            629            688            708

Other international markets                                     693            702            677            680            719
                                                           -----------------------------------------------------------------------

   Total International                                        2,608          2,702          2,813          2,964          3,049
                                                           -----------------------------------------------------------------------

Total policy benefits and interest sensitive
   contract liabilities                                    $ 10,674       $ 10,960       $ 11,366       $ 11,751       $ 12,056
                                                           =======================================================================


(1) Effective for the three months ended March 31, 2006, Reinsurance Group of America Incorporated ("RGA") changed its method of allocating capital to its regional markets from a method based on regulatory capital requirements to one based upon underlying economic capital levels. This approach is based upon a more detailed, internally developed risk capital model that its management believes better captures the unique risks inherent in each regional business. The primary effect of the change relates to the amount of net investment income and capital charges that are allocated to each region. This change does not affect RGA's consolidated financial results.

                                                                  (METLIFE LOGO)

CORPORATE, OTHER & ELIMINATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS



                                                                                   For the Three Months Ended
                                                                  -----------------------------------------------------------------
                                                                  March 31,   June 30,    September 30,   December 31,   March 31,
Unaudited (Dollars in millions)                                     2005        2005          2005            2005         2006
-----------------------------------------------------------------------------------------------------------------------------------

REVENUES
Premiums                                                          $     (3)   $     (1)      $      2       $      7    $      9
Universal life and investment-type product
   policy fees                                                           0           0              1              0           0
Investment income, net                                                 151         195            212            255         296
Other revenues                                                           3           5              5             17           7
                                                                  -----------------------------------------------------------------
                                                                       151         199            220            279         312
                                                                  -----------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends                                      2         (47)            11             16           7
Interest credited to policyholder account balances                      (1)          1              0              0           0
Interest credited to bank deposits                                      17          25             30             37          43
Interest expense                                                       104         110            166            171         175
Other expenses                                                          63          34             57            133          93
                                                                  -----------------------------------------------------------------
                                                                       185         123            264            357         318
                                                                  -----------------------------------------------------------------

Operating earnings before provision (benefit) for
   income taxes                                                        (34)         76            (44)           (78)         (6)
Provision (benefit) for income taxes                                   (42)         (1)           (72)           (46)        (48)
                                                                  -----------------------------------------------------------------
Operating earnings                                                       8          77             28            (32)         42
Preferred stock dividends                                                0           0             31             32          33
                                                                  -----------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS               $      8    $     77(1)    $     (3)(2)   $    (64)   $      9
                                                                  =================================================================

NET INCOME RECONCILIATION
--------------------------------------------------------------
Operating earnings available to common shareholders               $      8    $     77       $     (3)      $    (64)   $      9
     Net investment gains (losses)                                    (113)      1,313             73            118         (49)
     Minority interest - net investment gains (losses)                   0           0              0              0           0
     Net investment gains (losses) tax benefit (provision)              43        (468)           (25)           (44)         16
                                                                  -----------------------------------------------------------------
Net investment gains (losses), net of income taxes                     (70)        845             48             74         (33)
     Adjustments related to universal life and
        investment-type product policy fees                              0           0              0              0           0
     Adjustments related to policyholder benefits and dividends          0           0              0              0           0
     Adjustments related to other expenses                               0           0              0              0           0
     Adjustments related to tax benefit (provision)                      0           0              0              0           0
                                                                  -----------------------------------------------------------------
Adjustments related to net investment gains
   (losses), net of income taxes                                         0           0              0              0           0
Discontinued operations, net of income taxes                           151           0              0             12           0
                                                                  -----------------------------------------------------------------
Net income available to common shareholders                             89         922             45             22         (24)
Preferred stock dividends                                                0           0             31             32          33
                                                                  -----------------------------------------------------------------
Net income                                                        $     89    $    922       $     76       $     54    $      9
                                                                  =================================================================


(1) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes a $30 million benefit, net of income taxes, associated with the reduction of a previously established liability for settlement death benefits related to the Company's sales practices class action settlement recorded in 1999 and an $18 million benefit, net of income taxes, associated with the reduction of a previously established liability related to the Company's demutualization in 2000.

(2) Operating earnings available to common shareholders for the three months ended September 30, 2005 includes a $31 million benefit from a revision of the estimate of income taxes for 2004.

                                                                  (METLIFE LOGO)

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS (1)



                                                                               At or For the Three Months Ended
                                                        ----------------------------------------------------------------------------
                                                          March 31,       June 30,      September 30,   December 31,     March 31,
UNAUDITED (DOLLARS IN MILLIONS)                              2005            2005           2005             2005           2006
------------------------------------------------------------------------------------------------------------------------------------

FIXED MATURITIES
Yield (2)                                                      6.34%           6.34%           6.05%           6.20%          6.15%
Income (3)                                              $     2,279     $     2,311     $     2,866     $     2,968    $     3,002
Investment gains (losses)                               $      (114)    $       (89)    $       (98)    $      (567)   $      (412)
Ending Carrying Value (3)                               $   182,267     $   184,830     $   232,041     $   230,875    $   240,711

MORTGAGE AND CONSUMER LOANS
Yield (4)                                                      6.76%           6.89%           6.96%           6.85%          6.68%
Income                                                  $       517     $       535     $       593     $       591    $       585
Investment gains (losses)                               $       (11)    $        (8)    $        13     $        23    $         4
Ending Carrying Value                                   $    31,977     $    33,586     $    36,094     $    37,190    $    37,351

REAL ESTATE AND REAL ESTATE
       JOINT VENTURES
Yield (4)                                                     11.02%          12.41%          10.72%           8.59%         12.50%
Income (5)                                              $       119     $       130     $       118     $       100    $       146
Investment gains (losses) (6)                           $        18     $     1,904     $        51     $       166    $        17
Ending Carrying Value                                   $     4,377     $     3,998     $     4,705     $     4,665    $     4,700

POLICY LOANS
Yield (4)                                                      6.17%           6.19%           6.15%           5.80%          5.84%
Income                                                  $       138     $       139     $       152     $       143    $       146
Ending Carrying Value                                   $     8,953     $     8,975     $     9,841     $     9,981    $     9,987

EQUITY SECURITIES AND OTHER LIMITED
       PARTNERSHIP INTERESTS
Yield (4)                                                      9.90%          21.33%           9.23%          12.36%         12.53%
Income                                                  $       118     $       276     $       162     $       218    $       229
Investment gains (losses)                               $        95     $        12     $        20     $        32    $        27
Ending Carrying Value                                   $     5,514     $     5,914     $     7,403     $     7,614    $     7,870

CASH AND SHORT-TERM INVESTMENTS
Yield (4)                                                      4.77%           3.57%           3.45%           4.22%          4.63%
Income                                                  $        64     $        91     $       122     $        85    $        80
Investment gains (losses)                               $        (1)    $         0     $         0     $        (1)   $        (1)
Ending Carrying Value                                   $     6,470     $    15,770     $    11,431     $     7,324    $     8,512

OTHER INVESTED ASSETS
Yield (4)                                                      9.09%           7.83%          10.00%           9.65%          8.92%
Income (7)                                              $       104     $       102     $       186     $       178    $       171
Investment gains (losses)                               $        (8)    $       406     $        (9)    $       113    $      (259)
Ending Carrying Value                                   $     5,331     $     6,452     $     7,877     $     8,078    $     8,386

TOTAL INVESTMENTS
Gross investment income yield                                  6.60%           6.81%           6.30%           6.51%          6.54%
Investment fees and expenses yield                            (0.12%)         (0.15%)         (0.13%)         (0.17%)        (0.12%)
                                                        ----------------------------------------------------------------------------
NET INVESTMENT INCOME YIELD                                    6.48%           6.66%           6.17%           6.34%          6.42%
                                                        ============================================================================
Gross investment income                                 $     3,339     $     3,584     $     4,199     $     4,283    $     4,359
Investment fees and expenses                                    (60)            (76)            (87)           (116)           (81)
                                                        ----------------------------------------------------------------------------
NET INVESTMENT INCOME                                   $     3,279     $     3,508     $     4,112     $     4,167    $     4,278
                                                        ============================================================================
Ending Carrying Value                                   $   244,889     $   259,525     $   309,392     $   305,727    $   317,517
                                                        ============================================================================

Gross investment gains                                  $       373     $     2,133     $       342     $       492    $       237
Gross investment losses                                        (322)           (231)           (304)           (721)          (587)
Writedowns                                                      (51)            (42)            (14)             (9)           (22)
                                                        ----------------------------------------------------------------------------
Subtotal                                                          0           1,860              24            (238)          (372)
Derivative & other instruments not qualifying for
   hedge accounting                                             (21)            365             (47)              4           (252)
                                                        ----------------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES)                                   (21)          2,225             (23)           (234)          (624)
Minority interest - net investment gains (losses)                (9)             (2)             (1)              3             (2)
Net investment gains (losses) tax benefit (provision)             9            (784)              9              85            220
                                                        ----------------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES), NET OF INCOME TAXES      $       (21)    $     1,439     $       (15)    $      (146)   $      (406)
                                                        ============================================================================


(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) The fixed maturities yield is annualized and is based on quarterly average amortized cost.

(3) Fixed maturities includes $134 million, $197 million, $805 million, $825 million and $883 million in ending carrying value and $1 million, $2 million, $14 million, ($3) million and $19 million of investment income
     (loss) related to trading securities at or for the three months ended March 31, 2005, June 30, 2005, September 30, 2005, December 31, 2005 and
     March 31, 2006, respectively.

(4)  Yields are annualized and based on quarterly average carrying values.

(5) Included in income from real estate and real estate joint ventures is $39 million, $15 million, ($2) million, $6 million and $0 million related to discontinued operations for the three months ended March 31, 2005, June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006,
     respectively.

(6) Included in investment gains (losses) from real estate and real estate joint ventures is $18 million, $1,905 million, $46 million, $156 million and ($5) million related to discontinued operations for the three months ended March 31, 2005, June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006, respectively.

(7) Included in income from other invested assets are scheduled settlement payments on derivative instruments that do not qualify for hedge accounting under Statement of Financial Accounting Standards No. 133 of $24 million, $13 million, $26 million, $36 million and $39 million for the three months ended March 31, 2005, June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006, respectively. These amounts are excluded from net investment gains (losses). Additionally, excluded from net investment gains (losses) is ($7) million, ($6) million and ($4) million for the three months ended September 30, 2005, December 31, 2005 and March 31, 2006, respectively, related to derivative revaluation losses on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting.

                                                                  (METLIFE LOGO)

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS (1)
UNAUDITED (DOLLARS IN MILLIONS)



                                                                                At or For the Year-to-Date Ended
                                                        ----------------------------------------------------------------------------
                                                         March 31,        June 30,      September 30,   December 31,     March 31,
                                                           2005            2005            2005            2005            2006
------------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITIES
Yield (2)                                                      6.34%           6.37%           5.95%           6.02%          6.15%
Income (3)                                              $     2,279     $     4,590     $     7,456     $    10,424    $     3,002
Investment gains (losses)                               $      (114)    $      (203)    $      (301)    $      (868)   $      (412)
Ending Carrying Value (3)                               $   182,267     $   184,830     $   232,041     $   230,875    $   240,711

MORTGAGE AND CONSUMER LOANS
Yield (4)                                                      6.76%           6.79%           6.79%           6.81%          6.68%
Income                                                  $       517     $     1,052     $     1,645     $     2,236    $       585
Investment gains (losses)                               $       (11)    $       (19)    $        (6)    $        17    $         4
Ending Carrying Value                                   $    31,977     $    33,586     $    36,094     $    37,190    $    37,351

REAL ESTATE AND REAL ESTATE
      JOINT VENTURES
Yield (4)                                                     11.02%          11.82%          11.31%          10.59%         12.50%
Income (5)                                              $       119     $       249     $       367     $       467    $       146
Investment gains (losses) (6)                           $        18     $     1,922     $     1,973     $     2,139    $        17
Ending Carrying Value                                   $     4,377     $     3,998     $     4,705     $     4,665    $     4,700

POLICY LOANS
Yield (4)                                                      6.17%           6.18%           6.08%           6.00%          5.84%
Income                                                  $       138     $       277     $       429     $       572    $       146
Ending Carrying Value                                   $     8,953     $     8,975     $     9,841     $     9,981    $     9,987

EQUITY SECURITIES AND OTHER LIMITED
      PARTNERSHIP INTERESTS
Yield (4)                                                      9.90%          15.85%          12.47%          12.44%         12.53%
Income                                                  $       118     $       394     $       556     $       774    $       229
Investment gains (losses)                               $        95     $       107     $       127     $       159    $        27
Ending Carrying Value                                   $     5,514     $     5,914     $     7,403     $     7,614    $     7,870

CASH AND SHORT-TERM INVESTMENTS
Yield (4)                                                      4.77%           3.59%           3.52%           3.66%          4.63%
Income                                                  $        64     $       155     $       277     $       362    $        80
Investment gains (losses)                               $        (1)    $        (1)    $        (1)    $        (2)   $        (1)
Ending Carrying Value                                   $     6,470     $    15,770     $    11,431     $     7,324    $     8,512

OTHER INVESTED ASSETS
Yield (4)                                                      9.09%           8.22%           8.67%           8.96%          8.92%
Income (7)                                              $       104     $       206     $       392     $       570    $       171
Investment gains (losses)                               $        (8)    $       398     $       389     $       502    $      (259)
Ending Carrying Value                                   $     5,331     $     6,452     $     7,877     $     8,078    $     8,386

TOTAL INVESTMENTS
Gross investment income yield                                  6.60%           6.69%           6.29%           6.35%          6.54%
Investment fees and expenses yield                            (0.12%)         (0.13%)         (0.13%)         (0.14%)        (0.12%)
                                                        ----------------------------------------------------------------------------
NET INVESTMENT INCOME YIELD                                    6.48%           6.56%           6.16%           6.21%          6.42%
                                                        ============================================================================
Gross investment income                                 $     3,339     $     6,923     $    11,122     $    15,405    $     4,359
Investment fees and expenses                                    (60)           (136)           (223)           (339)           (81)
                                                        ----------------------------------------------------------------------------
NET INVESTMENT INCOME                                   $     3,279     $     6,787     $    10,899     $    15,066    $     4,278
                                                        ============================================================================
Ending Carrying Value                                   $   244,889     $   259,525     $   309,392     $   305,727    $   317,517
                                                        ============================================================================

Gross investment gains                                  $       373     $     2,506     $     2,848     $     3,340    $       237
Gross investment losses                                        (322)           (553)           (857)         (1,578)          (587)
Writedowns                                                      (51)            (93)           (107)           (116)           (22)
                                                        ----------------------------------------------------------------------------
Subtotal                                                          0           1,860           1,884           1,646           (372)
Derivative & other instruments not qualifying
  for hedge accounting                                          (21)            344             297             301           (252)
                                                        ----------------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES)                                   (21)          2,204           2,181           1,947           (624)
Minority interest - net investment gains (losses)                (9)            (11)            (12)             (9)            (2)
Net investment gains (losses) tax benefit (provision)             9            (775)           (766)           (681)           220
                                                        ----------------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES), NET OF INCOME TAXES      $       (21)    $     1,418     $     1,403     $     1,257    $      (406)
                                                        ----------------------------------------------------------------------------


(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) The fixed maturities yield is annualized and is based on quarterly average amortized cost.

(3) Fixed maturities includes $134 million, $197 million, $805 million, $825 million and $883 million in ending carrying value and $1 million, $3 million, $17 million, $14 million and $19 million of investment income related to trading securities at or for year-to-date ended March 31, 2005, June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006,
     respectively.

(4)  Yields are annualized and based on quarterly average carrying values.

(5) Included in income from real estate and real estate joint ventures is $39 million, $54 million, $52 million, $58 million and $0 million related to discontinued operations for year-to-date March 31, 2005, June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006, respectively.

(6) Included in investment gains (losses) from real estate and real estate joint ventures is $18 million, $1,923 million, $1,969 million, $2,125 million, and ($5) million related to discontinued operations for year-to-date March 31, 2005, June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006, respectively.

(7) Included in income from other invested assets are scheduled settlement payments on derivative instruments that do not qualify for hedge accounting under Statement of Financial Accounting Standards No. 133 of $24 million, $37 million, $63 million, $99 million and $39 million for the year-to-date March 31, 2005, June 30, 2005, September 30, 2005, December 31, 2005 and
     March 31, 2006, respectively. These amounts are excluded from net investment gains (losses). Additionally, excluded from net investment gains (losses) is ($7) million, ($13) million and ($4) for the year-to-date September 30, 2005, December 31, 2005 and March 31, 2006, respectively, related to derivative revaluation losses on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting.

                                                                  (METLIFE LOGO)

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITIES (1)
UNAUDITED (DOLLARS IN MILLIONS)



                                           At March 31, 2005           At June 30, 2005         At September 30, 2005
                                        -----------------------------------------------------------------------------
Unaudited (Dollars in millions)            Amount     % of Total     Amount      % of Total      Amount     % of Total
---------------------------------------------------------------------------------------------------------------------
Less than 20%                           $    1,185         99.1%   $      416         95.4%   $    1,758         95.9%
20% or more for less than six months             5          0.4%           13          3.0%           69          3.8%
20% or more for six months or greater            6          0.5%            7          1.6%            6          0.3%
                                        -----------------------------------------------------------------------------
     Total Gross Unrealized Losses      $    1,196        100.0%   $      436        100.0%   $    1,833        100.0%
                                        -----------------------------------------------------------------------------
     Total Gross Unrealized Gains       $    8,485                 $   11,250                 $    8,814
                                        ==========                 ==========                 ==========


                                            At December 31, 2005        At March 31, 2006
                                          --------------------------------------------------
Unaudited (Dollars in millions)             Amount     % of Total      Amount     % of Total
--------------------------------------------------------------------------------------------
Less than 20%                             $    2,159         97.9%   $    4,379         98.7%
20% or more for less than six months              39          1.8%           47          1.1%
20% or more for six months or greater              7          0.3%            9          0.2%
                                          --------------------------------------------------
     Total Gross Unrealized Losses        $    2,205        100.0%   $    4,435        100.0%
                                          --------------------------------------------------
     Total Gross Unrealized Gains         $    8,329                 $    6,123
                                          ==========                 ==========


GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
EQUITY SECURITIES (1)



                                             At March 31, 2005            At June 30, 2005         At September 30, 2005
                                        -----------------------------------------------------------------------------------
Unaudited (Dollars in millions)            Amount       % of Total       Amount      % of Total      Amount      % of Total
---------------------------------------------------------------------------------------------------------------------------
Less than 20%                           $        44          78.6%   $        25          62.5%   $        29          70.7%
20% or more for less than six months             12          21.4%            15          37.5%            12          29.3%
20% or more for six months or greater             0           0.0%             0           0.0%             0           0.0%
                                        -----------------------------------------------------------------------------------
     Total Gross Unrealized Losses      $        56         100.0%   $        40         100.0%   $        41         100.0%
                                        -----------------------------------------------------------------------------------
     Total Gross Unrealized Gains       $       169                  $       206                  $       256
                                        ===========                  ===========                  ===========


                                              At December 31, 2005          At March 31, 2006
                                           ------------------------------------------------------
Unaudited (Dollars in millions)               Amount      % of Total      Amount        % of Total
--------------------------------------------------------------------------------------------------
Less than 20%                              $        29          70.7%   $        30          75.0%
20% or more for less than six months                12          29.3%            10          25.0%
20% or more for six months or greater                0           0.0%             0           0.0%
                                           ------------------------------------------------------
     Total Gross Unrealized Losses         $        41         100.0%   $        40         100.0%
                                           ------------------------------------------------------
     Total Gross Unrealized Gains          $       295                  $       384
                                           ===========                  ===========



(1) The Company's review of its fixed maturities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated value had declined and remained below amortized cost by 20% or more for six months or greater.

                                                                  (METLIFE LOGO)


METLIFE, INC.
SUMMARY OF FIXED MATURITIES AVAILABLE FOR SALE
BY SECTOR AND QUALITY DISTRIBUTION (1)




                                                 At March 31, 2005             At June 30, 2005          At September 30, 2005
                                             -----------------------------------------------------------------------------------
Unaudited (Dollars in millions)                 Amount     % of Total       Amount      % of Total       Amount       % of Total
--------------------------------------------------------------------------------------------------------------------------------
U.S. corporate securities                    $    60,417          33.2%   $    61,614          33.4%   $    78,472          33.9%
Residential mortgage-backed securities            34,650          19.0%        34,795          18.8%        43,200          18.8%
Foreign corporate securities                      27,395          15.0%        28,184          15.3%        34,837          15.1%
US Treasury/agency securities                     21,770          12.0%        21,051          11.4%        26,468          11.4%
Commercial mortgage-backed securities             13,372           7.3%        13,836           7.5%        17,389           7.5%
Asset-backed securities                           10,826           5.9%        10,373           5.6%        13,868           6.0%
Foreign government securities                      8,917           4.9%        10,129           5.5%        11,049           4.8%
State and political subdivision securities         3,934           2.2%         3,780           2.0%         4,722           2.0%
Other fixed maturity securities                      703           0.4%           716           0.4%         1,038           0.4%
                                             -----------------------------------------------------------------------------------
      Total bonds                                181,984          99.9%       184,478          99.9%       231,043          99.9%
Redeemable preferred stock                           149           0.1%           155           0.1%           193           0.1%
                                             -----------------------------------------------------------------------------------
Total fixed maturities                       $   182,133         100.0%   $   184,633         100.0%   $   231,236         100.0%
                                             ===================================================================================

NAIC            RATING AGENCY
RATING(1)       EQUIVALENT DESIGNATION
   1            Aaa/Aa/A                     $   125,528          68.9%   $   127,540          69.1%   $   163,963          70.9%
   2            Baa                               44,054          24.2%        44,202          23.9%        51,438          22.2%
   3            Ba                                 7,392           4.1%         7,476           4.0%         9,665           4.2%
   4            B                                  4,634           2.5%         4,895           2.7%         5,532           2.4%
   5            Caa and lower                        325           0.2%           335           0.2%           317           0.1%
   6            In or near default                    51           0.0%            30           0.0%           128           0.1%
                                             -----------------------------------------------------------------------------------
          Total bonds                            181,984          99.9%       184,478          99.9%       231,043          99.9%
Redeemable preferred stock                           149           0.1%           155           0.1%           193           0.1%
                                             -----------------------------------------------------------------------------------
Total Fixed Maturities                       $   182,133         100.0%   $   184,633         100.0%   $   231,236         100.0%
                                             ===================================================================================


                                                 At December 31, 2005          At March 31, 2006
                                              ------------------------------------------------------
Unaudited (Dollars in millions)                 Amount     % of Total       Amount      % of Total
----------------------------------------------------------------------------------------------------
U.S. corporate securities                     $    74,318          32.3%   $    73,897          30.8%
Residential mortgage-backed securities             47,246          20.5%        52,016          21.7%
Foreign corporate securities                       34,981          15.2%        35,028          14.6%
US Treasury/agency securities                      26,958          11.7%        27,724          11.6%
Commercial mortgage-backed securities              17,698           7.7%        20,029           8.3%
Asset-backed securities                            11,573           5.0%        13,630           5.7%
Foreign government securities                      11,446           5.0%        11,539           4.8%
State and political subdivision securities          4,750           2.1%         4,839           2.0%
Other fixed maturity securities                       888           0.4%           934           0.4%
                                              ------------------------------------------------------
      Total bonds                                 229,858          99.9%       239,636          99.9%
Redeemable preferred stock                            192           0.1%           192           0.1%
                                              ------------------------------------------------------
Total fixed maturities                        $   230,050         100.0%   $   239,828         100.0%
                                              ======================================================

NAIC            RATING AGENCY
RATING(1)       EQUIVALENT DESIGNATION
   1            Aaa/Aa/A                      $   165,577          72.0%   $   176,017          73.4%
   2            Baa                                49,124          21.3%        47,852          20.0%
   3            Ba                                  9,142           4.0%         9,456           3.9%
   4            B                                   5,710           2.5%         5,997           2.5%
   5            Caa and lower                         290           0.1%           291           0.1%
   6            In or near default                     15           0.0%            23           0.0%
                                              ------------------------------------------------------
          Total bonds                             229,858          99.9%       239,636          99.9%
Redeemable preferred stock                            192           0.1%           192           0.1%
                                              ------------------------------------------------------
Total Fixed Maturities                        $   230,050         100.0%   $   239,828         100.0%
                                              ======================================================



(1) Amounts presented are based on rating agency designations. Comparisons between NAIC ratings and rating agency designations are published by the NAIC.





METLIFE, INC.
SUMMARY OF COMMERCIAL MORTGAGE LOANS BY
REGION AND PROPERTY TYPE



                                         At March 31, 2005            At June 30, 2005            At September 30, 2005
                                     -----------------------------------------------------------------------------------
Unaudited (Dollars in millions)        Amount      % of Total       Amount       % of Total      Amount       % of Total
------------------------------------------------------------------------------------------------------------------------
Pacific                              $     5,888          23.9%   $     6,224          23.8%   $     6,664          24.5%
South Atlantic                             5,613          22.8%         6,005          23.0%         6,168          22.6%
Middle Atlantic                            3,898          15.8%         4,007          15.4%         4,273          15.7%
East North Central                         2,565          10.4%         2,868          11.0%         2,894          10.6%
West South Central                         2,139           8.7%         2,140           8.2%         2,131           7.8%
New England                                1,409           5.7%         1,438           5.5%         1,536           5.6%
International                              1,343           5.5%         1,395           5.3%         1,455           5.3%
Mountain                                     780           3.2%           868           3.3%           938           3.5%
West North Central                           631           2.5%           698           2.7%           710           2.6%
East South Central                           267           1.1%           360           1.4%           384           1.4%
Other                                         98           0.4%            97           0.4%            97           0.4%
                                     -----------------------------------------------------------------------------------
   Total                             $    24,631         100.0%   $    26,100         100.0%   $    27,250         100.0%
                                     ===================================================================================

Office                               $    10,798          43.8%   $    11,776          45.0%   $    12,873          47.2%
Retail                                     5,754          23.4%         6,073          23.3%         6,078          22.3%
Apartments                                 3,330          13.5%         3,416          13.1%         3,435          12.7%
Industrial                                 2,749          11.2%         2,813          10.8%         2,701           9.9%
Hotel                                      1,212           4.9%         1,295           5.0%         1,419           5.2%
Other                                        788           3.2%           727           2.8%           744           2.7%
                                     -----------------------------------------------------------------------------------
   Total                             $    24,631         100.0%   $    26,100         100.0%   $    27,250         100.0%
                                     ===================================================================================

                                        At December 31, 2005         At March 31, 2006
                                     ------------------------------------------------------
Unaudited (Dollars in millions)        Amount       % of Total       Amount      % of Total
                                     ------------------------------------------------------
Pacific                              $     6,818          24.3%   $     7,038          24.9%
South Atlantic                             6,093          21.8%         6,343          22.4%
Middle Atlantic                            4,689          16.7%         4,177          14.8%
East North Central                         3,078          11.0%         3,161          11.2%
West South Central                         2,069           7.4%         2,288           8.1%
New England                                1,295           4.6%         1,261           4.5%
International                              1,817           6.5%         1,896           6.7%
Mountain                                     861           3.1%           821           2.9%
West North Central                           825           2.9%           817           2.9%
East South Central                           381           1.4%           380           1.3%
Other                                         96           0.3%            96           0.3%
                                     ------------------------------------------------------
   Total                             $    28,022         100.0%   $    28,278         100.0%
                                     ======================================================

Office                               $    13,453          48.0%   $    13,636          48.2%
Retail                                     6,398          22.8%         6,270          22.2%
Apartments                                 3,102          11.1%         3,283          11.6%
Industrial                                 2,656           9.5%         2,763           9.8%
Hotel                                      1,355           4.8%         1,490           5.3%
Other                                      1,058           3.8%           836           2.9%
                                     ------------------------------------------------------
   Total                             $    28,022         100.0%   $    28,278         100.0%
                                     ======================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

                                                                (METLIFE LOGO)


METLIFE, INC.
SUMMARY OF REAL ESTATE

                                                 March 31,        June 30,     September 30,     December 31,     March 31,
Unaudited (Dollars in millions)                    2005            2005            2005              2005           2006
----------------------------------------------------------------------------------------------------------------------------
Wholly owned                                      $3,767            $3,277          $3,919          $3,735          $3,902
Joint ventures                                       606               718             783             926             794
                                                  --------------------------------------------------------------------------
   Subtotal                                        4,373             3,995           4,702           4,661           4,696
Foreclosed                                             4                 3               3               4               4
                                                  --------------------------------------------------------------------------
   Total Real Estate (1)                          $4,377            $3,998          $4,705          $4,665          $4,700
                                                  ==========================================================================



SUMMARY OF MORTGAGES AND CONSUMER LOANS


                                                 March 31,        June 30,     September 30,    December 31,      March 31,
Unaudited (Dollars in millions)                    2005            2005            2005             2005            2006
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGES                              $24,631         $26,100         $27,250         $28,022         $28,278

AGRICULTURAL MORTGAGES                              5,929           6,040           7,474           7,700           7,689

CONSUMER LOANS                                      1,417           1,446           1,370           1,468           1,384
                                                  --------------------------------------------------------------------------
TOTAL                                             $31,977         $33,586         $36,094         $37,190         $37,351
                                                  ==========================================================================

(1)      Includes real estate held-for-sale and held-for-investment.

                                                                  (METLIFE LOGO)


COMPANY RATINGS AS OF APRIL 26, 2006

                                                                    Moody's
                                                                   Investors          Standard &            A.M. Best       Fitch
                                                                    Service             Poor's               Company       Ratings
                                                               -----------------    ---------------        -----------     ---------
FINANCIAL STRENGTH RATINGS
--------------------------
First MetLife Investors Insurance Co.                                 NR               AA       *              A+               NR
General American Life Insurance Company                               Aa2    *         AA       *              A+               AA
MetLife Investors Insurance Company                                   Aa2    *         AA       *              A+               AA
MetLife Investors Insurance Company of California                     NR               AA       *              A+               NR
MetLife Investors USA Insurance Company                               Aa3    *         AA       *              A+               AA
Metropolitan Casualty Insurance Company                               NR               NR                      A                NR
Metropolitan Direct Property and Casualty Insurance Co.               NR               NR                      A                NR
Metropolitan General Insurance Company                                NR               NR                      A                NR
Metropolitan Group Property & Casualty Insurance Co.                  NR               NR                      A                NR
Metropolitan Life Insurance Company                                   Aa2    *         AA       *              A+               AA
Metropolitan Life Insurance Company (Short-term rating)               P-1             A-1+                     NR               NR
Metropolitan Lloyds Insurance Company of Texas                        NR               NR                      A                NR
Metropolitan Property and Casualty Insurance Company                  Aa3    *         NR                      A                NR
Metropolitan Tower Life Insurance Company                             Aa3    *         NR                      A+               NR
New England Life Insurance Company                                    Aa2    *         AA       *              A+               AA
Paragon Life Insurance Company                                        NR               AA       *              A+               AA
Texas Life Insurance Company                                          NR               NR                      A                NR
The Travelers Insurance Company                                       Aa2    *         AA       *              A+               AA
The Travelers Insurance Company (Short-term rating)                   P-1              NR                      NR               NR
The Travelers Life and Annuity Company                                Aa2    *         AA       *              A+               AA

RGA Reinsurance Company                                               A1              AA-       *              A+       *      AA-


CREDIT RATINGS
--------------

GenAmerica Capital I
   Preferred Stock                                                    A3     *        BBB+      *              NR               A-

General American Life Insurance Company
   Surplus Notes                                                      A1     *         A+       *              a+       *       NR

MetLife, Inc.
   Senior Unsecured Debt                                              A2     *         A        *              a        *       A
   Commercial Paper                                                   P-1    *        A-1                    AMB-1      *       F1
   Subordinated Debt                                                  A3     *(P)      NR                      a-       *       NR
   Preferred Stock                                                   Baa1    *        BBB+      *             bbb+      *       A-
   Non-Cumulative Perpetual Preferred Stock                          Baa1    *        BBB       *             bbb+      *       A-

MetLife Capital Trust II
   Trust Preferred Stock                                              A3     *        BBB+      *              a-       *       A-

MetLife Capital Trust III
   Trust Preferred Stock                                              A3     *        BBB+      *              a-       *       A-

MetLife Funding, Inc.
   Commercial Paper                                                   P-1             A-1+                   AMB-1+     *      F1+

Metropolitan Life Global Funding I
   Senior Secured Debt                                                Aa2    *         AA                      aa       *       NR

Metropolitan Life Insurance Company
   Surplus Notes                                                      A1     *         A+       *              a+       *       A+

Reinsurance Group of America, Incorporated
   Senior Unsecured Debt                                             Baa1              A-       *              a-       *       A-
   Junior Subordinated Debt                                          Baa3             BBB-      *             bbb       *      BBB+

RGA Capital Trust I
   Preferred Stock                                                   Baa2             BBB       *             bbb+      *      BBB+

RGA Capital Trust II
   Preferred Stock                                                   Baa2             BBB       *             bbb+      *      BBB+

* Moody's, Standard & Poor's and A.M. Best's outlook for these ratings is negative.

(P)     Preliminary
NR      Not Rated